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                                                                    EXHIBIT 10.1

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                             BEXXAR SUPPLY AGREEMENT

                                     between

              MDS (Canada) Inc., through its division, MDS Nordion,

                                       and

                          Coulter Pharmaceutical, Inc.

                             and Corixa Corporation

                            Dated as of July 1, 2003

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                             BEXXAR SUPPLY AGREEMENT

         THIS SUPPLY AGREEMENT (this "Agreement") is made, effective as of the 1st day of July, 2003 (the "Effective Date"), between MDS (Canada) Inc., through its division, MDS Nordion ("Nordion"), and Coulter Pharmaceutical, Inc. ("Coulter") and Corixa Corporation (together with Coulter, collectively "Corixa"), each a "Party" and collectively, the "Parties."

                                    RECITALS

         WHEREAS, Nordion and Coulter, a subsidiary of Corixa, entered into that certain Development Agreement, dated November 15, 1995 (the "Development Agreement"), that certain Facilities Agreement, dated August 31, 1998 (the "Facilities Agreement"), and that certain Supply Agreement, dated August 31, 1998 (the "Previous Supply Agreement") (collectively, the Development Agreement, the Facilities Agreement and the Previous Supply Agreement shall be referred to herein as the "Previous Agreements"); and

         WHEREAS, the Parties wish to terminate the Previous Agreements and continue the relationship contemplated by the Facilities Agreement and the Previous Supply Agreement in accordance with the terms contained herein;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained in this Agreement, the Parties agree as follows:

1.       Definitions.

         As used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "Affiliate" shall mean any entity or person which controls, is controlled by or is under common control with either Party. For purposes of this
Section 1.1, control shall mean (a) in the case of corporate entities, the direct or indirect ownership of more than one-half of the stock or participating shares entitled to vote for the election of directors, and (b) in the case of a partnership, the power to direct the management and policies of such partnership.

         1.2 "Adverse Events" shall mean any undesirable event or reaction reported to or known by the Parties regarding the Labeled Drug that is determined to be potentially associated with the use of the Labeled Drug in humans.

         1.3      "Alternative Facility" shall have the meaning given to it in
Section 4.7(a).

         1.4 "Authorization to Manufacture" shall have the meaning given to it in Section 3.1(e).

         1.5 "Agreement" shall have the meaning given to it in the first paragraph hereof.

         1.6 "B1 Antibody" shall mean the IgG2a anti-CD-20 murine monoclonal antibody meeting the specifications in Exhibit 1.6 supplied by Corixa to Nordion for the purposes of this Agreement.

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         1.7      "Background Technology" shall mean all Nordion proprietary technology, including patents, know-how, techniques, methods, processes and trade secrets, which are licensed to Nordion by a party other than Corixa, or owned, or controlled by Nordion and which Nordion owned or controlled or received a license to prior to July 10, 1995 as evidenced by a writing or prototype or as otherwise can be demonstrated by Nordion to have been owned or controlled or licensed by it prior to July 10, 1995.

         1.8 "Batch" shall mean a production batch of Labeled Drug manufactured under this Agreement.

         1.9 "Batch Capacity" shall mean the capacity of the Facility to produce Labeled Drug.

         1.10 "Bexxar Equipment" shall mean the Corixa Equipment and the Nordion Equipment.

         1.11 "Bexxar Freezer Carrier" shall mean the freezer trailer located at the Nordion Site used for storage (or transport) of the Labeled Drug, which trailer is owned by Corixa, and at Corixa's request is operated by Nordion or its agents.

         1.12 "BLA" shall mean a Biologics License Application, as defined by the regulations promulgated under the FD&C Act and the United States Public Health Services Act, and any supplements thereunder, as amended from time to time, with respect to Labeled Drug.

         1.13     "Breach Notice" shall have the meaning given to it in Section
11.4.

         1.14     "Carrier" shall mean a carrier approved in advance by Corixa.

         1.15     "Carrier Hub Delivery" shall have the meaning given to it in
Section 3.2(c)(ii).

         1.16 "CD-20 Antigen Cells" shall mean the CD20-positive indicator cell line used for the determination of final drug product potency in the Immunoreactive Fraction Assay, meeting the specifications in Exhibit 1.16, supplied by Corixa to Nordion for the purposes of this Agreement.

         1.17 "cGMP" shall mean the current good manufacturing practices required by the FDA and set forth in the FD&C Act or FDA regulations, policies, or guidelines in effect at a particular time for the manufacture, testing and quality control of pharmaceutical materials as applied to biologics, together with any other applicable regulations, except to the extent that the standards for the manufacture, testing and quality control of pharmaceutical materials as applied to biologics, or other applicable regulations, are higher or more stringent in any other country, state or locality in the Territory than those required by the FDA, in which case such country, state or locality's standards will apply.

         1.18 "Change Control Operating Procedure" shall have the meaning given to it in Section 4.5.

         1.19     "Claim" shall have the meaning given to it in Section 13.4.

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         1.20     "Clinical Trial(s)" shall mean any trial for clinical
development of pharmaceutical products defined as "Phase I," "Phase II," "Phase III," or "Treatment IND" in FDA regulations, as amended from time to time.

         1.21     "CMC" shall have the meaning given to it in Section 5.11(b).

         1.22     "Commercial Forecast" shall have the meaning given to it in
Section 3.1(c).

         1.23 "Commercial Forecast Period" shall have the meaning given to it in Section 3.1(c).

         1.24 "Commercial Supply" shall mean the supply of Labeled Drug by Nordion to Corixa for sale after regulatory approval of Labeled Drug has been received by Corixa from the FDA in the United States.

         1.25 "Complaint" shall mean any commentary, verbal or written, received regarding dissatisfaction with the performance of the Labeled Drug in relation to an Adverse Event, quality, transportation, quantity received versus quantity ordered, scheduling, packaging or other situations not captured by the foregoing headings.

         1.26 "Confidential Information" shall have the meaning given to it in Section 14.1.

         1.27 "Corixa" shall have the meaning given to it in the first paragraph of this Agreement.

         1.28 "Corixa Equipment" shall mean that equipment and other items listed on Exhibit 1.28.

         1.29 "Corixa IP" shall mean any and all patents, trade secrets, know-how, copyrights, trademarks and other intellectual property rights, wherever existing, owned, controlled or licensed by Corixa.

         1.30 "Coulter" shall have the meaning given to it in the first paragraph of this Agreement.

         1.31     "CPI" shall mean the Canadian Consumer Price Index.

         1.32     "Delay" shall have the meaning given it in Section 6.1(a).

         1.33     "Delay Cost" shall have the meaning given it in Section
6.1(c).

         1.34 "Development Agreement" shall have the meaning given to it in the Recitals.

         1.35 "Deviations" shall mean unplanned events or departures from approved procedures used in the manufacture or testing of Labeled Drug.

         1.36     "Dispute" shall have the meaning given to it in Section
15.3(a).

         1.37     "DMF" shall have the meaning given to it in Section 5.11(b).

         1.38 "Effective Date" shall have the meaning given to it in the first paragraph of this Agreement.

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         1.39     "Environmental Regulations" shall mean any federal, state, provincial, territorial or local environmental, health and safety and radiation safety laws or regulations which are applicable to the manufacture of Labeled Drug, or the removal of Bexxar Equipment and supplies and space used by or for Nordion in the development, manufacture, storage, packaging, testing or delivery of Labeled Drug, safely from service and render such equipment, supplies and space safe, or dispose of it, as required by applicable laws and regulations.

         1.40     "Extended Term" shall have the meaning given to it in Section
11.2.

         1.41 "Facility" shall mean the rooms and areas at the Nordion Site where Labeled Drug is actually manufactured, processed, handled, inspected, stored or delivered (including, without limitation, the Bexxar Freezer Carrier when Labeled Drug is stored in such carrier and delivered therefrom).

         1.42 "Facilities Agreement" shall have the meaning given to it in the Recitals.

         1.43 "FDA" shall mean the United States Food and Drug Administration or any successor agency thereto.

         1.44 "FD&C Act" shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

         1.45     "Final Destination" shall have the meaning given to it in
Section 3.2(c)(i).

         1.46 "Final Destination Delivery Time" shall have the meaning given to it in Section 3.2(c)(i).

         1.47     "Firm Order" shall have the meaning given to it in Section
3.1(d).

         1.48     "Forecast" shall have the meaning given to it in Section
3.1(b).

         1.49     "Forecast Period" shall have the meaning given to it in
Section 3.1(b).

         1.50     "Force Majeure" shall have the meaning given to it in Section
16.9.

         1.51 "General Claims Against Corixa" shall have the meaning given to it in Section 13.2(a).

         1.52 "General Claims Against Nordion" shall have the meaning given to it in Section 13.1(a).

         1.53 "Hot Cells" shall mean the lead and stainless steel enclosed structure which provides for the containment of radioactive materials identified as cells 26, 28 and 29 at the Facility.

         1.54 "IND" shall mean an Investigational New Drug application and any supplements thereto, as defined in FDA regulations, as amended from time to time.

         1.55     "Indemnitee" shall have the meaning given to it in Section
13.4.

         1.56     "Indemnitor" shall have the meaning given to it in Section
13.4.

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         1.57     "Initial Term" shall have the meaning given to it in Section
11.1.

         1.58 "Iodine Supply Agreement" shall have the meaning given to it in Section 2.3.

         1.59 "IP Claims Against Corixa" shall have the meaning given to it in Section 13.3(a).

         1.60 "IP Claims Against Nordion" shall have the meaning given to it in Section 13.3(b).

         1.61     "Isotope" shall mean iodine (131)I.

         1.62 "Isotope Specification" shall mean those specifications set out in Exhibit 1.61(a) for [*] Isotope or set out in Exhibit 1.61(b) for [*] Isotope, as appropriate.

         1.63 "Labeled Drug" shall mean a pharmaceutical product containing the Isotope-labeled B1 Antibody in either dosimetric or therapeutic final dosage form meeting Specifications, for use in Clinical Trials or for commercial sale, which has been, or is being, manufactured in accordance with the Process, compounded, formulated, finished, filled, labeled, packaged and/or delivered by Nordion pursuant to this Agreement.

         1.64 "Maximum Batch Size" shall mean a [*] Ci (Curie) Batch for therapeutic Labeled Drug and a [*] Ci (Curie) Batch for dosimetric Labeled Drug.

         1.65 "Nonconformity" shall mean a failure of the Labeled Drug to meet Specifications.

         1.66 "Nordion" shall have the meaning given to it in the first paragraph of this Agreement.

         1.67 "Nordion Equipment" shall mean the equipment owned or controlled by Nordion, excluding Corixa Equipment identified in Exhibit 1.28, used in the manufacture, packaging or testing of Labeled Drug.

         1.68 "Nordion IP" shall mean any and all patents, trade secrets, know-how, copyrights, trademarks and other intellectual property rights, wherever existing, owned, controlled or licensed by Nordion.

         1.69 "Nordion Quality Policies" shall have the meaning given to it in Section 5.1.

         1.70 "Nordion Site" shall mean Nordion's plant (including, without limitation, the Facility) located in Ottawa, Ontario, Canada.

         1.71     "Nordion Site Delivery" shall have the meaning given to it in
Section 3.2(c)(i).

         1.72 "Party" or "Parties" shall have the meaning given to it in this first paragraph of this Agreement.

         1.73 "PIP" shall mean the person in the plant with the roles and responsibilities described at Exhibit 5.12(c).

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         1.74     "Post-Commercialization Firm Order" shall have the meaning given to it in Section 3.1(c).

         1.75 "Pre-Commercialization Firm Order" shall have the meaning given to it in Section 3.1(b).

         1.76 "Previous Agreements" shall have the meaning given to it in the Recitals.

         1.77 "Previous Supply Agreement" shall have the meaning given to it in the Recitals.

         1.78 "Process" shall mean the process of formulation and dispensing described in Nordion's Standard Operating Procedure 960702.SOP and 960703.SOP.

         1.79     "Proposed Response" shall have the meaning given to it in
Section 5.12(a)(ii).

         1.80     "Quality Policy Manual" shall mean that manual which provides
(i) how the Corixa Quality Assurance and Nordion Quality Assurance/Quality Control departments interact with each other and (ii) the quality assurance responsibilities of each in relation to the manufacturing, labeling, Release and delivery of Labeled Drug.

         1.81     "Recall" shall have the meaning given to it in Section 6.1(b).

         1.82 "Release" shall mean the written quality assurance authorization to deliver Labeled Drug, which is initially approved by Nordion and finally approved by Corixa, pursuant to Section 5.2 and applicable protocols.

         1.83 "Scheduled Batch Completion Date" shall mean [*] with respect to a therapeutic Batch and [*] with respect to a dosimetric Batch and such other scheduled production day as agreed pursuant to a Forecast, Commercial Forecast or Firm Order.

         1.84 "Scheduled Vials" means, with respect to a Batch that is the subject of a Delay, the total number of vials of Labeled Drug (i) ordered by Corixa pursuant to an Authorization to Manufacture, and any changes thereto made in accordance with Section 3.1(f), and (ii) finalized for delivery pursuant to
Section 3.2 (a). For the avoidance of doubt, with respect to the dosimetric form of Labeled Drug, Scheduled Vials shall not include any vials of the dosimetric form scheduled to be allocated into inventory and not scheduled for delivery until at least the week following the scheduled date of Release of such Delayed Batch.

         1.85     "SOW" shall have the meaning given to it in Section 4.7(a).

         1.86 "Specifications" shall mean the Labeled Drug specifications as set forth in Exhibit 1.86.

         1.87 "Territory" shall mean the United States of America and Canada and any other countries mutually agreed to by the Parties.

         1.88 "Territory DMF" shall have the meaning given to it in Section 5.11(b).

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         1.89     "Validation" or "Validate" or "Validated" shall mean the
program mutually agreed to by the Parties by which documented evidence provides a high degree of assurance that the Process, Bexxar Equipment and Facility meet applicable regulatory requirements for validation and will consistently produce Labeled Drug that meets Specifications and quality attributes as mutually agreed by the Parties and the Process is effective and reproducible.

2.       Supply.

         2.1      Labeled Drug.

                  (a) General Terms. Nordion shall use the Process to radiolabel B1 Antibody with Isotope to produce Labeled Drug that meets the Specifications and is manufactured in conformity with cGMP requirements and all other applicable laws, rules and regulations of the Territory and shall deliver Labeled Drug for shipment as directed by Corixa. During the term of this Agreement and any renewals thereof, Nordion shall manufacture and provide Corixa with Labeled Drug that may be ordered by Corixa under this Agreement for the purposes of Clinical Trial and commercial sale of Labeled Drug in the Territory.

                  (b) Batch Capacity and Maximum Batch Size. Nordion shall maintain the Batch Capacity necessary to produce [*] Batches per [*] period, up to a maximum of [*] Batches per year. Nordion hereby agrees to produce such Batches of Labeled Drug up to a Maximum Batch Size at the Facility to the extent ordered by Corixa. It is understood and agreed that Corixa may order a Batch that is smaller than the Maximum Batch Size in accordance with the Process. In the event Corixa's requirements for Batch Capacity or Maximum Batch Size increase, the Parties shall meet in good faith to discuss increasing the Batch Capacity or the Maximum Batch Size.

         2.2      B1 Antibody.

                  (a) General Terms. Corixa or, at Corixa's discretion, its designee shall provide B1 Antibody and CD-20 Antigen Cells to Nordion, [*], in sufficient quantities and quality to allow Nordion to meet its obligations hereunder. Nordion shall store, [*], B1 Antibody and CD-20 Antigen Cells in accordance with the specifications designated by Corixa. Corixa shall at all times own, including while remaining a raw material or used in the manufacture of Labeled Drug at the Nordion Site, (i) the B1 Antibody, and (ii) the CD-20 Antigen Cells. Nordion agrees that it will use the CD-20 Antigen Cells and the B1 Antibody provided by Corixa only for production of Labeled Drug, unless otherwise instructed in writing by Corixa.

                  (b) Unavailability or Scarcity of B1 Antibody. It is understood that Corixa's obligation to supply B1 Antibody and CD-20 Antigen Cells to Nordion is conditional upon its ability to obtain a sufficient supply of the B1 Antibody and CD-20 Antigen Cells. Corixa will use commercially reasonable efforts to notify Nordion upon Corixa's knowledge of a shortage of the B1 Antibody or CD-20 Antigen Cells if such shortage will impact the manufacture of Labeled Drug. Corixa shall not be liable for any delays in the supply of B1 Antibody or CD-20 Antigen Cells under Section 2.2(a); provided, however, that any such delays in the supply of B1 Antibody or CD-20 Antigen Cells will excuse Nordion's performance of actions related to such B1 Antibody or CD-20 Antigen Cells to the extent Nordion's non-performance was caused by such delay in the supply of B1 Antibody or CD-20

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Antigen Cells and that such delay or failure to supply B1 Antibody or CD-20
Antigen Cells (unless due to a Force Majeure) will not impact Corixa's minimum purchase commitment.

         2.3 Isotope. The supply of [*] Isotope shall be governed by the Iodine Supply Agreement dated September 13, 2000 between Nordion and Coulter (the "Iodine Supply Agreement"). Upon termination or expiration of the Iodine Supply Agreement, Corixa shall be entitled to purchase [*] Isotope from Nordion in accordance with the pricing set out in Exhibit 9.1, or at Corixa's option, and upon Isotope specifications and conditions to be agreed with Nordion, shall be permitted to purchase [*] Isotope from a third party for use by Nordion in the manufacture of Labeled Drug. [*] Isotope supplied by Nordion for use in Labeled Drug shall conform to the [*] Isotope Specifications set out in Exhibit 1.61(b).

3.       Orders and Delivery.

         3.1      Forecasts.

                  (a) [*] Forecasting. No later than [*] prior to the commencement of each [*] during the term of this Agreement, Corixa shall identify the number of Batches of Labeled Drug per week that Corixa estimates it may need for the next [*]. Such estimate is non-binding and for planning purposes only in order to allow Nordion to ensure it has all the materials necessary to manufacture Labeled Drug, including, without limitation, enough available Isotope.

                  (b) Pre-Commercialization Firm Order. During the period up to the [*] of commencement of Commercial Supply, Corixa on the [*], shall provide Nordion with a written forecast of Corixa's Clinical Trial and/or Commercial Supply requirements (the "Forecast") for Labeled Drug for the next[*] (the "Forecast Period"). Nordion, at its cost, shall maintain in inventory sufficient ingredients to manufacture the identified number of Batches provided for in the most recent Forecast. The Forecast shall include an estimated size of each Batch and the type of label to be used and shall set out Scheduled Batch Completion Dates. The first [*] of Scheduled Batch Completion Dates provided by Corixa in each Forecast shall be binding (the "Pre-Commercialization Firm Order").

                  (c) Post-Commercialization Firm Order. During the period commencing after the [*] of Commercial Supply, Corixa on the [*], shall provide Nordion with a written forecast of Corixa's Clinical Trial and/or Commercial Supply requirements (the "Commercial Forecast") for Labeled Drug for the next [*] (the "Commercial Forecast Period"). Nordion, at its cost, shall maintain in inventory sufficient ingredients to manufacture the identified number of Batches provided for in the most recent Commercial Forecast. The Forecast shall include an estimated size of each Batch and the type of label to be used and shall set out Scheduled Batch Completion Dates. The first [*] of Scheduled Batch Completion Dates in each Commercial Forecast shall be binding (the "Post-Commercialization Firm Order").

                  (d) Firm Order. Each Pre-Commercialization Firm Order and Post-Commercialization Firm Order shall be known as a "Firm Order". For the avoidance of doubt, the term "binding" as used in Sections 3.1(b) and (c) refers to the requirement for Labeled Drug to be produced on the Scheduled Batch Completion Dates, but not to Batch size. By way of example, Exhibit 3.1 provides a schematic outlining the procedure provided for in Section 3.1 (b) and (c) above.

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                  (e)      Authorization to Manufacture. At least [*]
immediately prior to the Scheduled Batch Completion Date, Corixa will provide an authorization to manufacture setting forth the Batch size and type(s) of label (the "Authorization to Manufacture").

                  (f) Changes. At any time until [*] Eastern Time on the day that is at least [*] prior to the Scheduled Batch Completion Date, Corixa may make changes to the [*] as set out in the Authorization to Manufacture. Under extraordinary circumstances, Nordion will manufacture on days other than normally scheduled production runs. The Parties will agree on a holiday schedule and modify the production schedule accordingly.

                  (g) Minimum Purchase Requirements. During the period prior to Commercial Supply of Labeled Drug, Corixa shall [*] During the [*] period of Commercial Supply of Labeled Drug, Corixa shall purchase at least [*] Batches. Following the [*] period of Commercial Supply of Labeled Drug and during each succeeding [*] period during the term of this Agreement, Corixa shall purchase at least [*] Batches. It is expressly understood and agreed that except for the commitments contained in this Section 3.1(g), Corixa has no specific or minimum commitment to purchase any amounts of Labeled Drug. The Parties further understand and agree that the minimum commitment for a given [*] period will be reduced by a pro rata amount (rounded to the nearest whole Batch) in the event that the Batch Capacity is reduced during such [*] period for reasons due to Force Majeure or attributable to Nordion. By way of example only, if the Facility were only open for [*] in a [*] period (rather than [*] then the minimum commitment for such [*] period would be reduced by [*] percent [*] or [*] Batches if such Batch Capacity reduction occurs during the first [*] of Commercial Supply and [*] Batches if such Batch capacity reduction occurs thereafter.

                  (h) Cancellation Fees. A Batch which is the subject of a Firm Order shall be subject to the cancellation fee specified in Section 9.2.

         3.2      Shipment and Delivery.

                  (a) Finalizing Orders. By [*]. Eastern Time, no later than [*] prior to the Scheduled Batch Completion Date, or at such time as otherwise mutually agreed in writing by the Parties, Corixa will finalize [*] and [*]. Nordion shall not ship any Batch of Labeled Drug that fails to meet Specifications, subject to Corixa's rights under this Agreement. Nordion reserves the right to refuse to make available for delivery Labeled Drug to a shipping address that has not been previously licensed.

                  (b) Designation of Final Destinations. Corixa will provide Nordion with a list of destinations to which Nordion may be requested by Corixa to ship Labeled Drug, no later than [*] prior to the first shipment of Labeled Drug to any such site(s), or at such time as otherwise mutually agreed in writing by the Parties. Nordion will promptly review each site(s) license with respect to its ability to receive Isotope and shall advise Corixa of any regulatory requirements for documentation establishing the legal authority of such site(s) to receive and possess Isotope. Corixa shall promptly provide Nordion with such documentation as Nordion may reasonably require confirming compliance with regulatory requirements.

                  (c) Delivery. Nordion shall make delivery of the Labeled Drug, as follows:

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                           (i)      Except as otherwise provided below, Labeled
Drug supplied under this Agreement shall be delivered FCA (Incoterms 2000) Carrier's vehicle at the Nordion Site by the cut off date and time the Carrier specifies to Nordion that the Labeled Drug must be made available to such Carrier for pick up at the Nordion Site for Carrier to be able to deliver such Labeled Drug to the Final Destination by the Final Destination Delivery Time ("Nordion Site Delivery"). For purposes of this Section 3.2(c), the "Final Destination" shall mean the destination specified by Corixa for delivery of the Labeled Drug and "Final Destination Delivery Time" shall mean [*] on the date designated by Corixa for delivery of Labeled Drug to the Final Destination, such date to be at least [*] following the Scheduled Batch Completion Date. For the destinations of Hawaii, Alaska and Puerto Rico, the date and [*] shall be replaced with the date and time designated by the Carrier for delivery of Labeled Drug to such Final Destination to meet Corixa's requirements.

                           (ii)     In the event that Nordion cannot make the
Nordion Site Delivery, such Labeled Drug may be delivered by Nordion FCA Carrier's distribution center or hub by the cut off date and time the Carrier specifies to Nordion the Labeled Drug must be made available to the Carrier at the Carrier's distribution center or hub for Carrier to deliver such Labeled Drug to the Final Destination by the Final Destination Delivery Time ("Carrier Hub Delivery").

                           (iii)    In the event that Nordion cannot make the
Nordion Site Delivery or Carrier Hub Delivery as provided above, Nordion may have such Labeled Drug delivered FCA the Final Destination.

4.       Manufacture.

         4.1 Failure To Meet Material Obligations. In the event that Nordion fails to meet one or more of the material obligations under this Agreement (except to the extent caused by Corixa or its agents during the term hereof) or Corixa determines that Nordion will not be able to meet one or more of the material obligations, Nordion and Corixa shall immediately meet to discuss the matter in good faith. At such meeting, Nordion shall provide Corixa with its best estimate as to when it will be able to meet such obligations. Unless Nordion is able to provide Corixa with reasonable assurances, within one
(1) week of the date of such meeting, that such material obligations will be met, Corixa may terminate this Agreement for breach following the notice and remedial period (if such obligations remain unremedied) contained in Section
11.4. Nothing in this Section 4.1 shall be read to limit any of Corixa's rights under Section 6 or otherwise. Material obligations shall include, but not be limited to, (i) maintaining appropriate documentation of all production and shipping activities under this Agreement; (ii) tracing shipments not delivered as requested; (iii) complying with all regulatory requirements, including without limitation, cGMP; and (iv) complying on a timely basis with all requests from any governmental entity in the Territory regarding inspections and other activities associated with the Nordion Site in connection with Corixa being able to obtain and maintain registration of the Labeled Drug.

         4.2 Compliance with Law; Handling of Labeled Drug. While the B1 Antibody, Isotope and Labeled Drug are in its possession or under its control, Nordion shall be responsible for complying with all applicable statutory and regulatory requirements of the Territory regarding the manufacture, handling, storage, labeling, packaging and transportation of Labeled Drug. In performing its obligations under this Agreement, Nordion shall comply with all applicable environmental and health and safety laws.

         4.3 Site of Manufacture. Nordion shall manufacture and package Labeled Drug in the Facility and shall do so in compliance with all applicable Environmental Regulations.

         4.4      Approval of Manufacturing Changes.

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                  (a)      General. Either Party may request a Specifications
change intended to maintain high standards. The Parties shall discuss in good faith the implementation of any such requested changes; provided, however, that Nordion shall not make any revisions to any aspect of the manufacturing or Labeled Drug handling process without the prior written consent of Corixa in accordance with the Change Control Operating Procedure. Corixa retains the right and responsibility for final approval of the Specifications and labels for the Labeled Drug. Either Party may request a Specifications change required for compliance with a regulatory act or legal requirement imposed by an applicable governmental entity with jurisdiction in the Territory.

                  (b)      Capital Expenditures.

                           (i)      In the event a material cGMP, legal or
regulatory change (required by regulation) to the Facility and/or pharmaceutical areas(s) used in association with the Facility requires a capital expenditure of an amount up to [*] US dollars [*] per regulatory event, [*] responsible for such capital expenditure.

                           (ii)     In the event a material cGMP or legal or
regulatory change (required by regulation) to the Facility and/or pharmaceutical areas(s) used in association with the Facility requires a capital expenditure in excess of [*] US dollars ([*] per regulatory event, the Parties shall agree upon the changes to be made and the amount of any necessary capital expenditure. If the Parties disagree on the changes required to comply or costs related to a cGMP or regulatory change, then the Parties shall agree on an independent third party to determine the issue and the most cost effective way to achieve the desired result. The amount of such cost in excess of [*] U.S. dollars ([*] will be [*]. Notwithstanding the foregoing, in no event shall either Party be required to make any such required capital expenditures in excess of [*] US dollars [*] if Corixa determines, in its reasonable discretion, that such required capital expenditure is not economically feasible or would otherwise render this Agreement no longer economically viable. For the avoidance of doubt, in the event that Nordion is unable to manufacture Labeled Drug in conformance with cGMP requirements or applicable laws, rules or regulations, due to Corixa's decision, pursuant to this section, not to make the required capital expenditures to bring the Facility into conformance with cGMP requirements or applicable laws, rules or regulations, this Agreement shall forthwith terminate. Such termination shall not constitute a termination under Section 6, 11.3 or
11.4 and Corixa shall not be obligated to pay any termination fee in connection with such termination.

                  (c) Labeling and Packaging Changes. From time to time Corixa may require labeling or packaging changes that will affect all or substantially all of the Labeled Drug. These changes may either be initiated by Corixa or may be a requirement resulting from changes in cGMPs. Unless such change is required to meet cGMP requirements as provided in Section 4.4(b) above, Corixa will reimburse Nordion for its costs associated with such a change at a rate that is mutually agreed upon by the Parties

         4.5 Change Control Operating Procedure. The procedure to be followed if either Corixa or Nordion desires to change any aspect of the manufacturing procedure for Labeled Drug, including without limitation, any change in Validation requirements, the Specifications as described in Section 4.4(a) above, the B1 Antibody specifications or the CD-20 Antigen Cell specifications is set forth in

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the Quality Policy Manual (such procedure is hereinafter referred to as the
"Change Control Operating Procedure"). Until such time as the Change Control Operating Procedure is agreed to by the Parties, they shall continue to follow the existing change control procedures. In addition, Nordion undertakes not to implement any change to the Isotope Specifications or modification to the Isotope process that could impact the quality or safety of the Isotope or the Labeled Drug or impact the BLA without the prior written consent of Corixa, not to be unreasonably withheld. The Parties agree to comply with the terms of the Quality Policy Manual, including, without limitation, such Change Control Operating Procedure.

         4.6      Scheduled Maintenance. Subject to the remainder of this
Section 4.6, Nordion shall be entitled, at its own expense, [*] notice, to shut down the Facility for scheduled maintenance for a maximum period not to [*] period during any calendar year, unless otherwise mutually agreed. The shut down shall occur during the [*], unless otherwise mutually agreed. The scheduling of the shut down shall not interfere with Nordion's ability to deliver Labeled Drug pursuant to a Firm Order issued by Corixa prior to Corixa's receipt of a notice of the exact shut down dates. Corixa shall be entitled to approve the date of such scheduled maintenance or to request that such date be rescheduled. Corixa's approval of such scheduled maintenance shall not be unreasonably withheld.

         4.7      Qualification and Use of an Alternative Facility.

                  (a) Alternative Facility. Corixa shall have the right to qualify, and use one or more alternative third party sources for radiolabeling services for the B1 Antibody (the "Alternative Facility"). Nordion agrees to use commercially reasonable efforts to assist Corixa in that regard, at Corixa's expense, upon commercially reasonable terms as agreed to in a Statement of Work (an "SOW").

                  (b) Process Development Work. Corixa shall have the right to use third parties for process development work related to radiolabeling services for the B1 Antibody for use at the Alternative Facility.

         4.8 Continuous Improvement. Any continuous improvement made by Nordion under an SOW in the manufacture of Labeled Drug which [*] between the Parties as agreed to in the applicable SOW.

5.       Quality Assurance and Regulatory Matters.

         5.1 Quality Assurance; Quality Control. Nordion shall implement and perform operating procedures and controls for sampling, stability and other testing of materials, and for Validation, documentation and Release of the Labeled Drug and such other quality assurance and quality control procedures as are consistent with the cGMPs and the Nordion quality policies and documentations (collectively, "Nordion Quality Policies").

         5.2 Product Release. In connection with each Release, Nordion shall certify in writing that each Batch of Labeled Drug was produced and tested in compliance with (i) the Specifications, (ii) cGMP requirements, (iii) the IND or BLA, as applicable, and (iv) all other applicable regulatory requirements, in accordance with procedures agreed between Corixa and Nordion. Nordion will provide Corixa with the applicable Batch records, including without limitation, a copy of any applicable Deviation or other investigatory reports and product information sheet, in final form, and/or any other certificate required by the applicable regulatory authorities for Release of each Batch of the Labeled Drug. The format and routing of these documents are further described in the Quality Policy

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Manual. Corixa may, in its reasonable discretion, withhold Release based upon the contents of any of these records.

         5.3 Quality Control Program. Within thirty (30) days after the date of execution of this Agreement, the Parties will enter into good faith discussions with a view to agreeing on the contents of a Quality Policy Manual within ninety (90) days following the commencement of such discussions. Until such time as the Quality Policy Manual is agreed to by the Parties, they shall continue to follow the existing quality control procedures. Once agreed upon by the Parties, the Quality Policy Manual shall be attached hereto as Exhibit 5.3 and shall be incorporated herein by reference. The Parties acknowledge and agree that any failure to agree to the content, terms and conditions of the Quality Policy Manual shall not invalidate, terminate or render inapplicable this Agreement.


         5.4      Compliance Standards.

                  (a) Nordion Quality Policies. Throughout the term of this Agreement, Nordion shall notify Corixa in advance of any material change in the Nordion Quality Policies which directly has an impact on the Labeled Drug. Further, Corixa, at its expense, shall have the right to access the Nordion Quality Policies during Corixa's annual audit described in Section 5.12 (b) (ii) for the purpose of verifying Nordion's compliance with the Nordion Quality Policies.

                  (b) Compliance with cGMPs, Nordion Quality Policies, Legal Requirements or Regulatory Acts. Nordion shall be responsible for identifying and implementing, in accordance with its obligations under Sections 4 and 5, any actions required to bring Nordion into compliance with cGMPs, Nordion Quality Policies or any regulatory act or legal requirement imposed by an applicable governmental entity with jurisdiction in the Territory. Subject to
Section 4.4(b)(ii), Nordion shall have the sole responsibility for reviewing cGMPs, legal requirements and regulatory acts in order to identify and implement any actions required for compliance therewith. Nordion shall implement any such changes as promptly as practicable after the changes are adopted (but in no event later than the effective date of such change), unless the effective date falls after a termination of this Agreement for which notice has been previously given.

                  (c) Compliance with Health, Safety and Environmental Guidelines. In the performance of its obligations under this Agreement, Nordion shall comply with any and all regulatory acts or legal requirements imposed by an applicable governmental entity with jurisdiction in the Territory related to health, safety or the environment or Environmental Regulations. Nordion is solely responsible for the safety and health of its employees and shall take such actions as are necessary to protect its employees' safety and health, including, without limitation, providing its employees with all required information and training concerning any potential hazards involved in the manufacture, packaging, storage and supply of the Labeled Drug and taking any precautionary measures to protect its employees from any such hazards.

         5.5 Corixa Holds and Rejections. Corixa shall notify Nordion of Corixa's investigation of a Nonconformity or a Deviation (and any related report). Corixa will give Nordion any such notice within thirty (30) days after receipt of such Labeled Drug by Corixa or Corixa's designee that received such Labeled Drug. Corixa's notice shall state the basis for such investigation and Corixa will be permitted to investigate such deviations and nonconformity.

         5.6 Deviation; Nonconformity. Labeled Drug, as well as intermediate drug product related to the Labeled Drug which are in Nonconformity or subject to a Deviation will be segregated from conforming products in a manner consistent with cGMP, the Quality Policy Manual and the Nordion Quality Policies. The existence of any Nonconformity and Deviations and their related investigations will be reported to Corixa promptly in writing.

         5.7      Complaints and Adverse Events.

                  (a) Notification. Nordion shall notify Corixa as soon as possible, but at least within one (1) business day of receipt or becoming aware of information that may be an Adverse Event. Nordion shall in each successive quarter notify Corixa of Complaints received by Nordion in the prior quarter during the term of this Agreement.

                  (b) Investigations. Nordion will cooperate and support Corixa in its investigation of Complaints, Adverse Events, Deviations and Nonconformities in a timely manner.

         5.8      Certain Labeled Drug Events.

                  (a) Notification and Cooperation. In the event either Party shall be required (or shall voluntarily decide) to initiate a recall, withdrawal or field correction of, or a field alert report or comparable report with respect to any Labeled Drug manufactured by Nordion pursuant to this Agreement, whether or not such recall, withdrawal, field correction or field alert report has been requested or ordered by any governmental body, the initiating Party shall notify the other Party's most senior quality assurance officer, and the Parties shall fully cooperate to implement the same.

                  (b) Coordination of Efforts. In the event Nordion believes that a recall, withdrawal, field correction, field alert report or comparable report with respect to any Labeled Drug may be necessary and/or appropriate, Nordion shall immediately notify Corixa. The Parties shall cooperate with each other in determining the necessity and nature of such action; provided, however, that Nordion shall take no action to effect the same without the written concurrence of Corixa. If Corixa does not concur with any recall, withdrawal, field correction, field alert report or comparable report recommended by Nordion, then, without limiting any liability Corixa otherwise has under this Agreement, Corixa shall be liable under this Section 5.8 for any losses incurred by Nordion or Corixa that could have been avoided but for the delay, except to any extent Nordion withheld material information or misrepresented the material information upon which Corixa made its determination.

                  (c) Records and Recalls. Corixa and/or its designee shall maintain records of all sales of Labeled Drug and customers sufficient to adequately administer a recall, market withdrawal or correction for a period of five (5) years after termination or expiration of this Agreement. Except as required by law, Corixa and/or its designee shall serve as the sole point of contact with the FDA or other applicable governmental entity or regulatory authority concerning any recalls, market withdrawals or corrections with respect to Labeled Drug.

         5.9 Reporting, Contacts and Statements. Corixa will be solely responsible for communicating Complaints, Adverse Events and the results of investigations related thereto, to the public and/or regulatory authorities. In the event that Nordion is contacted by the public and/or regulatory authorities regarding Complaints, Adverse Events or the results of investigations related thereto, Nordion shall make no comment, unless otherwise required by law, regulation or order and shall refer such inquiry to Corixa. Corixa will use commercially reasonable efforts to keep Nordion appropriately informed prior to any such communication with the public or authorities that relates to Nordion's activities under this Agreement. In the event Corixa communicates any Complaints, Adverse Events or the results of investigations related thereto to the public and/or regulatory authorities which mentions Nordion by name or by inference, Nordion shall be entitled to respond to such communication. With respect to any recall, withdrawal, field correction, field alert report or comparable report related to any Labeled Drug, Corixa shall be entitled to make contact with the applicable governmental body and/or regulatory authority and shall be responsible for coordinating all of the necessary activities in connection with any such recall, withdrawal, field correction, field alert report or comparable report. Nordion shall collaborate with Corixa on the content of any such statement. In the event that Nordion is required to communicate with the FDA with respect to a recall of Labeled Drug or otherwise regarding Labeled Drug, Nordion shall immediately notify Corixa of such communication with the FDA.

         5.10     Regulatory Approvals.

                  (a) Updates and Notices. Upon Nordion's reasonable request, Corixa shall provide updates to Nordion of (i) the progress of clinical development of the Labeled Drug as it relates to manufacturing operations; (ii) the fact of any IND or BLA submissions to the FDA relating to Labeled Drug, and
(iii) copies of the applicable sections of any regulatory filings which reference Nordion or Nordion activities. In addition, Corixa shall promptly advise Nordion, at Nordion's request, in matters pertaining to U.S. regulatory requirements relating to Nordion's activities hereunder. Corixa shall also provide to Nordion reasonable advance notice of any regulatory submission containing information or data provided by Nordion to Corixa that Corixa intends and is permitted to disclose to regulatory agencies under this Agreement. Nordion shall also provide to Corixa reasonable advance notice of any regulatory submission containing information or data provided by Corixa to Nordion that Nordion intends and is permitted to disclose to regulatory agencies under this Agreement.

                  (b) Regulatory Changes. Each Party shall promptly notify the other of new or amended regulatory requirements of which it becomes aware that are relevant to the manufacture of Labeled Drug under this Agreement and that are required by the FDA, and any other applicable governmental entity in the Territory, or other applicable laws or governmental regulations and shall confer with each other and agree with respect to the best means to comply with such requirements. Any changes required by the forgoing sentence that are to the Corixa Equipment, Process or Specifications shall be paid for by Nordion, subject to the provisions of Section 4.4(b)(ii) and the SOWs attached hereto as
Exhibit 7.

         5.11     Registrations, Listings, Authorizations and Approvals.

                  (a) Labeled Drug. Corixa or its designee shall be responsible for obtaining and maintaining such drug licenses, registrations, listings, authorizations and approvals as the FDA or any other applicable governmental entity may require to enable use of Labeled Drug in Clinical Trials and marketing of Labeled Drug wherever such activities will occur. Nordion shall, to the extent it has information in it possession, provide assistance to Corixa in obtaining and maintaining all licenses, registrations, listings, authorizations and approvals of any governmental entities necessary for the use of Labeled Drug in Clinical Trials and marketing of Labeled Drug wherever such activities will occur. Corixa and/or its designee shall serve as the point of contact with the FDA and any other applicable governmental entity concerning licenses, registration, authorizations or approvals required to use Labeled Drug in Clinical Trials or market Labeled Drug, but may, as appropriate, request Nordion's assistance with the FDA and/or other applicable governmental entity communications.

                  (b) Drug Master Files. Nordion shall, at Nordion's expense, update its Isotope Drug Master File with the FDA ("DMF"), as may be required for the chemistry, manufacture and control ("CMC") section for the IND or BLA for the Labeled Drug, or corresponding portions of any submission for a license, registration, authorization or approval required by other applicable governmental entities in the Territory for Clinical Trials or for marketing Labeled Drug ("Territory DMF").. Upon Corixa's request, and subject to Nordion's prior review and approval of the submission that references the DMF or Territory DMF, which approval shall not be unreasonably withheld or delayed, Nordion shall grant to Corixa a right of reference to such DMF or Territory DMF and shall provide Corixa:

                           (i)      A letter of access to the DMF and the
Territory DMF allowing regulatory review of the DMF and the Territory DMF by the FDA, Health Canada or equivalent agency in the Territory in conjunction with Corixa's Labeled Drug regulatory submission; and

                           (ii)     Any information related to the Process
required for CMC purposes or for comparable purposes in the Territory. In the event that Nordion is contacted by the FDA, Health Canada or equivalent agency in the Territory regarding the DMF or Territory DMF to the extent it has an impact on Labeled Drug, Nordion shall promptly provide Corixa with notice of such contact and provide written confirmation to Corixa within five (5) business days that Nordion received inquiries from the FDA, Health Canada or equivalent agency in the Territory and shall advise Corixa of the estimated time and proposed nature of Nordion's response. Nordion shall respond promptly to any and all such inquiries from the FDA, Health Canada or equivalent agency in the Territory.

                  (c) Nordion Site. Nordion shall, at Nordion's expense, obtain and maintain all necessary licenses, registrations, authorizations and approvals, with respect to the Nordion Site, which are necessary to develop, manufacture, handle, store, label, package, transport and deliver Labeled Drug under cGMP conditions and other regulatory requirements, including without limitation, the use and handling of radioactive materials and Nordion Site licenses. Except with respect to correspondence relating directly to the DMF or Territory DMF, Nordion shall provide Corixa with summaries or copies of any correspondence sent from Nordion to governmental entities relating to Labeled Drug at the time such correspondence is sent by Nordion, purged of Nordion proprietary and/or confidential information and trade secrets. Nordion shall provide Corixa with summaries or copies of any comments, responses, notices or other correspondence received by Nordion from any governmental entity relating to Labeled Drug within five (5) business days of receipt of such correspondence by Nordion, purged of any Nordion proprietary information and/or trade secrets.

         5.12     Inspections.

                  (a)      By Governmental Entities.

                           (i)      Upon the request of any governmental entity
or any third party entity authorized by a governmental entity, such entity shall have access to observe and inspect the Nordion Site and procedures used for the storage of B1 Antibody for the Labeled Drug and the manufacture, testing, storage or shipment of Labeled Drug, including without limitation, manufacturing operations, and to audit such facilities for compliance with cGMP and/or other applicable regulatory standards. To the extent it has advance notice, Nordion shall give Corixa notice of any inspections or audits by a governmental entity (or a third party authorized by a governmental entity) of the above-mentioned

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facilities or procedures within at least twenty-four (24) hours prior to the commencement of said inspection or audit. In all events, Nordion shall provide Corixa with a verbal summary of such inspection or audit at the end of each day in which inspection activity occurs and a written report within five (5) business days of the inspection or audit. Such summary and report will be subject to the confidentiality requirements of Section 14.

                           (ii)     Nordion shall notify Corixa within five (5)
business days of any written or oral inquiries, notifications with respect to inspection activity by any governmental entity (or any third party authorized by a governmental entity) on matters that could adversely affect, whether directly or indirectly, Nordion's ability to perform under this Agreement. Nordion shall provide a reasonable description to Corixa of any such governmental inquiries, notifications or inspections promptly (but in no event later than five (5) business days) after such visit or inquiry. Nordion shall furnish to Corixa within five (5) business days after receipt, a summary of any report or correspondence issued by the governmental entity (or a third party authorized by a governmental entity) in connection with such visit or inquiry, including without limitation, any FDA Form 483 (List of Inspectional Observations) or warning letter with respect to Labeled Drug. Nordion shall also furnish to Corixa not later than five (5) business days after the time it provides such to a governmental entity, summaries of any and all proposed responses or explanations relating to the items set forth above (each a "Proposed Response"), in each case purged only of trade secrets or other Nordion Confidential Information. After the filing of a response with the appropriate governmental entity, Nordion shall notify Corixa of any further oral and/or written contacts with the governmental entity or its representative relating to Nordion's production of Labeled Drug.

                           (iii)    Nordion shall promptly rectify or resolve
any deficiencies noted by a governmental entity or its third party representative in a report or correspondence issued to Nordion, provided such deficiency is not related to any new or amended regulatory requirement as described in Section 5.10(b) in which case Section 5.10(b) applies.

                  (b) By Corixa, its Affiliates and/or Representatives. Corixa, its Affiliates or representatives as mutually agreed (subject to execution of a confidentiality agreement in the form attached hereto as Exhibit 5.12(b)), shall have reasonable access to the Facility and related Labeled Drug procedures for the purpose of:

                           (i)      At least once per calendar quarter, and more
frequently in Corixa's reasonable discretion, observing the Process relating to Labeled Drug; and

                           (ii)     Annually auditing the Facility for
compliance with Specifications, cGMP and other applicable regulatory requirements and standards relating to the Labeled Drug. Such audit shall not exceed three (3) days in duration unless mutually agreed otherwise.

                  (c) Person in Plant. Nordion shall permit an employee of Corixa, (subject to execution of a confidentiality agreement in the form attached hereto as Exhibit 5.12 (c)(vi) to be present at the Facility as Corixa's PIP and the PIP shall have reasonable access to the Facility and related procedures as required to perform the functions set forth in Exhibit 5.12(c), subject to the following provisions:

                           (i)      All benefits, salary and other employment
matters (including, without limitation, termination, workers compensation and health insurance and benefits) and employee liability related matters, shall be the sole and exclusive liability and responsibility of Corixa.

                           (ii)     Corixa shall be responsible for all acts or
omissions by such PIP (including damages to persons or property to the extent caused by any such act or omission), but only to the extent the PIP is not acting or failing to act at the direction of Nordion, while such person is on Nordion's Site and shall defend, indemnify and hold Nordion harmless therefrom.

                           (iii)    Work permits and ensuring that such PIP is
permitted to remain in Canada shall be the sole responsibility of Corixa, provided that Nordion shall reasonably cooperate with Corixa in obtaining such permits and approvals, at Corixa's cost and expense.

                           (iv)     Such PIP shall observe and abide by all
Nordion safety and security policies and protocols.

                           (v)      Corixa shall carry out such personal
background checks on the PIP as are reasonably requested by Nordion.

                           (vi)     Such PIP shall be required to execute a
confidentiality agreement in substantially the form attached hereto as Exhibit 5.12(c)(vi).

                           (vii)    Such PIP shall be permitted to be present
during normal working hours at Nordion's facility and at such other times as needed to support Labeled Drug.

                           (viii)   Any employee of Corixa, and its Affiliates
and representatives who visit or remain on site at Nordion's facilities shall at all times comply with Nordion's rules and regulations.

Notwithstanding anything to the contrary in this Agreement, such PIP shall have no authority to act on behalf of or otherwise bind Corixa.

         5.13 Records and Reports. Nordion shall maintain all records necessary to evidence compliance with (i) all applicable laws, regulations and other requirements of applicable governmental entities in the Territory relating to the manufacture of Labeled Drug; (ii) relevant sections of the applicable IND or BLA relevant to Labeled Drug and corresponding licenses, registrations, authorizations or approvals for foreign jurisdiction(s) as advised by Corixa and agreed between the Parties; (iii) the Specifications and Isotope Specifications; and (iv) material obligations and performance under this Agreement. All such records shall be maintained at Nordion for at least that amount of time as required by law, regulation or cGMP. Prior to destruction of any record after such time, Nordion shall give written notice to Corixa upon which Corixa shall have the right to request that Nordion maintain such records in an off-site storage facility for such longer period as Corixa requests, provided that Corixa pays all reasonable costs associated with such off-site storage. Upon Corixa's prior written request and at Corixa's sole expense, Nordion agrees to provide Corixa with access to such records that are stored at an off-site facility. Nordion will provide, on a quarterly basis, manufacturing overview reports for discussion and review with Corixa at quarterly manufacturing meetings.

6.       Failure to Supply.

         6.1      Batch Default.

                  (a) Definition of Delay. For purposes of this Agreement, "Delay" shall mean a failure by Nordion to make delivery, pursuant to the provisions of Section 3.2(c), of a Batch which meets Specifications and shall not include any such failure caused by an act or omission of Corixa or its agents or representatives. For the avoidance of doubt, such a failure of delivery with respect [*] within a Batch shall constitute a Delay with respect to such Batch.

                  (b) Definition of Recall. For purposes of this Agreement, "Recall" shall mean a recall or market withdrawal or correction of Labeled Drug due to Nordion's error, factors within Nordion or its agent's control, including without limitation, Nordion or its agent's handling, manufacture, packaging or storage of Labeled Drug, the Labeled Drug's failure to meet Specifications (provided such failure to meet Specifications is not caused by the B1 Antibody, the CD-20 Antigen Cells or an act or omission of Corixa or its agents or representatives) or to the failure of Isotope used in the manufacture of Labeled Drug to meet the Isotope Specifications.

                  (c) Definition of Delay Cost. For purposes of this Agreement, "Delay Cost" shall mean, for any Batch which is subject to a Delay, the sum of (i) the actual, documented cost [*] in such Batch and [*]; and (ii) an amount equal to the [*] of: (v) the product of [*] (for a Delay of [*] or less) or [*]) (for a Delay of more than [*]) multiplied by the Scheduled Vials; or (w) [*] per Batch of Labeled Drug subject of a Delay. The [*] provided for in
Section 6.1(c) (ii) above shall automatically increase once per year on each anniversary of the Effective Date as follows: (x) on the first anniversary of the Effective Date by an amount equal to the [*] of the percentage increase in CPI in the previous twelve (12) month period and [*] percent [*] (y) on the second anniversary of the Effective Date by an amount equal to the [*] of the percentage increase in CPI in the previous twelve (12) month period and [*] percent [*] and (z) on each of the third and following anniversaries of the Effective Date of the Agreement by an amount equal to the [*] of the percentage increase in CPI in the previous twelve (12) month period and [*].

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         6.2      Remedies for Delay.

                  (a) Dosimetric or Therapeutic Supply. Notwithstanding anything in this Agreement to the contrary, Corixa shall not be required to pay for any Batches which are not delivered pursuant to Section 3.2(c) regardless of whether such Batch is manufactured; provided, however, if Corixa would otherwise be required to pay for a Batch which Nordion attempts to deliver pursuant to
Section 3.2(c)(i) and such Batch would have been successfully delivered but for a failure of the Carrier to arrive after Nordion contacted such Carrier in a timely manner, Corixa shall pay for such Batch. In the event a dosimetric or therapeutic Batch is the subject of a Delay of less than or equal to [*], the purchase price for the affected Batch, replacement Batch or next Batch shall be reduced by the sum of [*] percent [*] of such purchase price plus the Delay Costs. In the event a dosimetric or therapeutic Batch is the subject of a Delay of more than [*] but less than [*], the purchase price for the affected Batch, replacement Batch or next Batch shall be reduced by the sum of [*] percent [*] of such purchase price plus the Delay Costs. In the event a dosimetric or therapeutic Batch is the subject of a Delay of more than [*], the purchase price for the affected Batch, replacement Batch or next Batch shall be reduced by the sum of [*] percent [*] of such purchase price plus the Delay Costs. The discounts set out in this section are not cumulative.

                  (b) Termination. In the event that either: (i) [*] or more dosimetric Batches are the subject of a Delay in any rolling twelve (12) month; or (ii) [*] or more therapeutic Batches are the subject of a Delay in any rolling twelve (12) month, Corixa may, at its option, terminate this Agreement upon one hundred and twenty (120) days written notice at any time within ninety
(90) days of the date of the last Delay giving rise to Corixa's right to terminate.

                  (c) Reduction in Minimums. Corixa's minimum purchase commitments described at Section 3.1(g) for any given [*] period will be reduced by [*] for each dosimetric Batch which is subject to a Delay enduring more than [*]. For each therapeutic Batch which is subject to a Delay enduring more than [*], the minimum purchase commitment for the [*] period in which such therapeutic Batch Delay occurs, will be reduced by [*].

         6.3 Remedies for Recall. In the event of a Recall, Corixa shall be relieved of any obligation to pay the purchase price for such Batch, and Nordion shall indemnify Corixa for the following out-of-pocket costs incurred in connection with such Recall: (i) Delay Costs; (ii) the out of pocket cost of return of Labeled Drug to Nordion (if applicable); (iii) Isotope costs incurred in connection with any Recalled Batch under the Iodine Supply Agreement for Iodine used in the production of the Batch subject of the Recall; and (iv) the actual cost to Corixa of B1 Antibody and CD-20 Antigen Cells. In the event of a Recall, Corixa may terminate this Agreement upon ninety (90) days written notice at any time within forty-five (45) days of the date of such Recall giving rise to Corixa's ability to terminate.


7. Statements of Work. The Parties are currently performing under certain signed SOWs. The Parties acknowledge and agree that, unless otherwise agreed by the Parties, no additional engineering, development or other work will be required to implement the terms of this Agreement other than that work required by the SOWs listed on Exhibit 7. If Nordion and Corixa cannot agree on a SOW within [*] of Corixa's receipt of Nordion's proposal, the matter shall be referred to the executive steering committee currently constituted and born from past practice between Corixa and Nordion with respect to executive management of Labeled Drug operations.

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8.       Maintenance, Facility Use and Asset Ownership.

         8.1      Maintenance.

         (a) Prior to the implementation and completion of the work with respect to each piece of equipment set out in the following [*] SOWs[*], as identified in Exhibit 7 [*] (i) Nordion shall in accordance with cGMPs [*] repair, maintenance and service contracts of all equipment excluding the equipment subject of a [*] and (ii) Corixa and Nordion shall, [*] of repair, maintenance and service contracts of those pieces of equipment subject of a [*].

                  In the event that the [*] is agreed to by Corixa and Nordion prior to [*], the [*] set out in item (ii) above shall only continue until the completion of the [*] or [*], whichever occurs first. In the event that agreement is not reached on a [*] prior to [*] that agreement is not reached, [*] set out in item (ii) above shall be [*]. Corixa shall not, pursuant to item (ii) above, be liable for the expense of repair, maintenance and service contracts in excess of [*] United States dollars [*] in each [*].

                  In addition, Nordion and Corixa shall [*] of implementation and completion of [*]. For the avoidance of doubt all work carried out under an applicable [*] shall be in accordance with the terms of that [*].

                  The labor rate applicable by Nordion for the purpose of this section shall be [*] United States dollars [*] per hour.

         (b) After completion and implementation of the work with respect to each piece of equipment in a [*] under the [*], Nordion shall in accordance with cGMPs as of such date, bear the expense of repair, maintenance and service contracts of such piece of equipment.

         8.2      Facility Use.

                  (a) Radiolabeling B1 Antibody. The Facility shall use the Process to radiolabel B1 Antibody in accordance with cGMP and all other requirements set forth in this Agreement in those Batch sizes according to the I-131 quantity set forth in Exhibit 9.1.

                  (b) Restrictions on Use of Facility. During the term of this Agreement, Nordion may not use those portions of the Facility that are solely dedicated to the manufacturing or packaging of Labeled Drug for any purpose other than producing Labeled Drug for Corixa or for conducting additional experiments at Corixa's direction per an agreed upon SOW.

                  (c) Facility Validated. Nordion acknowledges and agrees that the Process has been Validated at the Facility and that Nordion is capable of producing the Labeled Drug in accordance with the Process. Nordion shall be responsible for all cost arising from producing the Labeled Drug in accordance with the Validated Process.

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         8.3      Corixa Equipment. Subject to Sections 8.4,11.7(b) and/or as
otherwise set out in this this Agreement, all right, title and interest in and to the Corixa Equipment shall belong to and remain the property of Corixa. Subject to the foregoing and Section 8.4, Nordion shall own all other assets purchased under the Previous Agreements.

         8.4 Hot Cell Ownership. Nordion has purchased the Hot Cells on behalf of Corixa. Until transfer of the Hot Cells to Nordion in accordance with this Agreement, Corixa shall retain all right, title and interest in and to such Hot Cells; provided that Nordion shall have the exclusive right to use the Hot Cells for the sole purpose of producing and supplying Labeled Drug to Corixa pursuant to this Agreement. Corixa represents and warrants that the Hot Cells are not encumbered, and shall, during the term of this Agreement, remain free and clear of any and all encumbrances, including, without limitation, mortgages, charges and liens. Corixa shall use commercially reasonable efforts to ensure that no effective financing statement or other instrument similar in effect covering all or any part of the Hot Cells is on file in any recording office. In the event of termination (for any reason ) or expiration of this Agreement, or effective May 31, 2004, whichever is earlier, in consideration of $1.00 and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Corixa hereby transfers to Nordion (without any further formality of conveyance) ownership of the Hot Cells. During the term of this Agreement, the Hot Cells shall be used by Nordion for the purpose of producing and supplying Labeled Drug to Corixa in accordance with this Agreement. Until such time as Corixa has transferred the Hot Cells to Nordion, Nordion is hereby granted a continuing first priority security interest in the Hot Cells securing the obligation of Corixa to effect transfer of the Hot Cells to Nordion and the obligation of Corixa to not create any interest in the Hot Cells that would constitute an encumbrance, charge, lien or other impediment to the transfer of the Hot Cells to Nordion. The security interest in the Hot Cells, effective January 1, 1996, under the Facilities Agreement continues under this Agreement and is perfected by the continuous and ongoing possession of the Hot Cells by Nordion. Notwithstanding the applicable law set out in this Agreement, the laws of Ontario, Canada shall govern the security interest created herein.

9.       Payments.

         9.1 Pricing. The purchase price for each Batch of Labeled Drug that is produced by Nordion in accordance with a Firm Order and that meets Specifications is provided in Exhibit 9.1. Upon expiration or early termination of the Iodine Supply Agreement, the purchase price for each Batch of Labeled Drug shall be adjusted as provided for in Exhibit 9.1. In the event that Corixa purchases more than [*] Batches in a given [*] period, the Parties will meet to discuss changing the per-Batch purchase price for the Labeled Drug.

         9.2 Cancellation Fees. Subject to any additional payments set forth in this Section 9.2, Corixa may cancel a scheduled Batch at any time prior to the Scheduled Batch Completion Date. In the event of a cancellation by Corixa of a Batch subject to a Firm Order during the period prior to the first anniversary of commencement of the Commercial Supply, Corixa agrees to pay Nordion a fee of [*] percent [*] of the applicable Batch price. Without limiting Corixa's obligation with respect to the minimum purchase commitments under this Agreement, in the event that Corixa cancels a Batch subject to a Firm Order after the first anniversary of Commercial Supply, Corixa, subject to a reconciliation as set out below, shall pay Nordion a fee of [*] percent [*] of the applicable Batch price. Such fee shall be Nordion's sole remedy in the event of such cancellation. For reconciliation purposes, a cancellation fee shall only be calculated (and due) on the number of Batches subject to Firm Orders cancelled plus Batches actually purchased by Corixa during each successive [*] period after the first anniversary of the commencement of Commercial Supply, which are [*] of the [*] in each successive [*] period pursuant to section 3.1(g). The cancellation fees referenced in this Section 9.2 shall

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
 be invoiced by Nordion on an ongoing basis, and a reconciliation shall occur at the end of each successive twelve (12) month period after the first anniversary of the commencement of Commercial Supply. For the avoidance of doubt, no cancellation fee is due if the number of Batches cancelled plus the number of Batches purchased is [*] for the applicable [*] period provided for in Section 3.1(g).


         9.3      Invoicing and Payment.

                  (a) Nordion. No more frequently than monthly, Nordion will provide Corixa with an invoice for the purchase price for each Batch of Labeled Drug delivered to Corixa or Corixa's designees and maintenance cost and expense as per Section 8.1, not previously invoiced. Such invoices will be due and payable within [*] of receipt by Corixa.

                  (b) Corixa. No more frequently than monthly, Corixa will provide Nordion with an invoice for any amounts payable to Corixa pursuant to this Agreement. Such invoices will be due and payable within [*] of receipt by Nordion.

         9.4 Price Increase. All amounts due to Nordion pursuant to this Agreement shall be payable in U.S. dollars. Nordion may increase the amounts payable from Corixa to Nordion hereunder no more than once per year as follows:
(a) on the [*] of the Effective Date by an amount equal to the [*] of the percentage increase in CPI in the previous twelve (12) month period and [*] percent [*] (b) on the [*] of the Effective Date by an amount equal to the [*] of the percentage increase in CPI in the previous twelve (12) month period and [*] percent [*] and (c) on each of the [*] and [*] of the Effective Date of this Agreement by an amount equal to the [*] of the percentage increase in CPI in the previous twelve (12) month period and [*].

         9.5 Supporting Documentation. Any amounts requested or invoiced by Corixa to Nordion, including without limitation, other payments, credits or price reductions provided due to Delays or Recalls, shall be supported by accompanying documentation in support of the amounts invoiced or claimed.

         9.6      Record Retention; Audits.

                  (a) Record Keeping. Nordion shall keep accurate books and accounts of records in connection with amounts invoiced to Corixa under this Agreement (excluding fixed price items agreed to by Corixa and Nordion) or any SOW (excluding fixed price items agreed to by Corixa and Nordion) in sufficient detail to permit accurate determination of all figures necessary for verification of all compensation invoiced to Corixa hereunder or thereunder. Nordion shall maintain such records for a period of three (3) years after the end of the year in which they were generated.

                  (b) Audits. Upon reasonable notice to Nordion, Corixa shall have the right to have an independent certified public accountant, selected by Corixa and acceptable to Nordion, acting reasonably, to audit Nordion's records pertaining to amounts invoiced to Corixa. If the Parties agree that Nordion is to provide goods or services at a fixed price (as opposed to on a time and materials basis) such items shall not be subject to audit. Such audit shall take place during normal business hours; provided, however, that such audit shall not take place more frequently than [*] and shall not cover such records for more than the preceding [*]. Such audit shall be at Corixa's expense; provided, however, that if such audit yields a discrepancy of [*] or greater in Nordion's favor, [*] the amount of over-payment within thirty (30) days of the final audit report. Upon reasonable notice to Corixa, for

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the purposes of sections 6.1 (c) and 6.3, Nordion may require and Corixa shall provide a statement executed by Corixa's Chief Financial Officer certifying as true and correct any costs claimed from Nordion pursuant to such sections.

10.      Intellectual Property.

         10.1     Licensing.

                  (a) Limited License to Nordion. Corixa hereby grants to Nordion a non-exclusive, nontransferable, non-sublicensable, royalty-free license during the term of this Agreement to use data, information and technology provided by Corixa to Nordion that relates to B1 Antibody radiolabeling, for the limited purpose of assisting Nordion to carry out its obligations under this Agreement. The data, information and technology licensed hereunder shall be Corixa Confidential Information as that term is used at
Section 14.1 of this Agreement.

                  (b) Limited License to Corixa. Nordion hereby grants to Corixa a worldwide, nonexclusive, royalty free, perpetual license, with right to sublicense, to use any Nordion IP used in the process of manufacturing Labeled Drug as disclosed in the BLA, for the sole and limited purpose of selling, having sold, distributing, having distributed, manufacturing and having manufactured Isotope radiolabeled B-1 Antibody, except for any Nordion IP related to [*].

                  (c) No Other Grant. It is agreed that disclosure of data, information or technology by Nordion or Corixa to the other during the term of this Agreement shall not, except to the extent granted herein, constitute any grant, option or license under any patent, technology or other rights held by Nordion or Corixa.

                  (d) Licensing Related Indemnification. Corixa shall defend, indemnify and hold Nordion, its Affiliates and their respective directors, officers, employees and agents, harmless from and against any damages, claims, liabilities and expenses, (including without limitation, reasonable attorney's fees) resulting from a claim or suit arising out of any proceeding (including without limitation, any proceeding claiming infringement of patents or other proprietary rights of third parties) instituted by a third party, other than an Affiliate or licensee of Nordion, based on Corixa's or any of its sublicensees' use of the Nordion IP licensed to Corixa pursuant to
Section 10.1(b). Nordion shall defend, indemnify and hold Corixa, its Affiliates and their respective directors, officers, employees and agents, harmless from and against any damages, claims, liabilities and expenses, (including without limitation, reasonable attorney's fees) resulting from a claim or suit arising out of any proceeding (including without limitation, any proceeding claiming infringement of patents or other proprietary rights of third parties) instituted by a third party, other than an Affiliate or licensee of Corixa, based on Nordion's or any of its sublicensees' use of the Corixa IP licensed to Nordion pursuant to Section 10.2(d).

         10.2     Ownership.

                  (a) Nordion IP. The Parties acknowledge and agree that as between the Parties, the Nordion IP is and shall remain the property of Nordion.

                  (b) Corixa IP. The Parties acknowledge and agree that as between the Parties, the Corixa IP is and shall remain the property of Corixa.

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                  (c)      Technology Developed Under this Agreement or Previous
Agreements. Nordion agrees and Corixa acknowledges that any and all ideas, improvements, inventions and works of authorship, and any and all intellectual property rights in any of the foregoing, conceived, written, created or first reduced to practice in the performance of this Agreement, or the Previous Agreements, except to the extent that it embodies the Background Technology or improvements to the Background Technology, shall be the sole and exclusive property of Corixa. Except as set forth in this Section 10.2, Corixa is and shall be vested with all right, title and interest, including without limitation, any intellectual property rights, in such ideas, improvements, inventions and works of authorship. Nordion hereby assigns to Corixa all right, title and interest in and to any and all such ideas, improvements, inventions and works of authorship.

                  (d) Additional Limited License to Nordion. Corixa hereby grants to Nordion a non-exclusive, transferable, sublicensable, worldwide, royalty-free, perpetual license to exploit all ideas, improvements, inventions and works of authorship assigned to or vested in Corixa as described in Section 10.2(c) for any application, except the development or manufacture of [*].

         10.3 Corixa Proprietary Information. All data, information or technology supplied to Nordion by Corixa to assist Nordion in carrying out its obligations hereunder or under the Previous Agreements shall remain the property of Corixa and shall be returned by Nordion to Corixa upon expiration or early termination of this Agreement.

         10.4 Patent Applications. Nordion shall execute all papers and documents, including without limitation, patent applications, invention assignments and copyright assignments, and otherwise shall assist Corixa as reasonably required to perfect in Corixa the rights, title and other interests in Nordion's work product expressly granted to Corixa under this Agreement. Reasonable costs related to such assistance, if required, shall be paid by Corixa.

11.      Term and Termination.

         11.1 Term. The term of this Agreement shall commence upon the Effective Date, and unless terminated earlier or extended as provided hereunder, shall expire seven (7) years thereafter (the "Initial Term").

         11.2 Extension of Term. The term of this Agreement may be extended for an additional three (3)-year period (the "Extended Term"), at either Parties' request following the third anniversary of the Effective Date, by providing written notification that the requesting Party wishes to extend the term of this Agreement to the non-requesting Party not less than two (2) years prior to the expiration of the Initial Term. The non-requesting Party shall have one hundred and eighty (180) days from the date of receipt, to agree to the Extended Term, otherwise the Agreement will terminate at the end of the Initial Term. Any notice given pursuant to this Section 11.2 shall be made to the Chief Executive Officer and General Counsel of the non-requesting Party and shall be sent via certified mail with a return receipt requested.

         11.3 Termination by Corixa. Corixa may terminate this Agreement for convenience at any time on or after the third anniversary of the Effective Date. Such notice of termination shall provide Nordion at least one hundred and eighty
(180) prior written notice. In the event Corixa elects to terminate under this
Section 11.3, Corixa shall pay Nordion the applicable fee, as provided below, on the date such termination becomes effective. If Corixa's termination of this Agreement is effective on the third anniversary of the Effective Date, Corixa shall pay

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Nordion a fee of [*] US dollars [*] Thereafter such fee shall be reduced by [*]
US dollars [*] per year as follows: if Corixa's termination of this Agreement is effective during the 4th year of this Agreement, the fee shall be [*] US dollars [*]; if Corixa's termination of this Agreement is effective during the 5th year of this Agreement, the fee shall be [*] US dollars [*] if Corixa's termination of this Agreement is effective during the 6th year of this Agreement, the fee shall be [*] US dollars [*] and if Corixa's termination of this Agreement is effective during the 7th year of this Agreement, the fee shall be [*] US dollars [*] After the 7th year of the Agreement, there shall be no further termination fee.

         11.4 Termination for Breach. This Agreement may be terminated by either Party in the event of the material breach by the other Party of the terms and conditions herein; provided, however, the other Party shall first give to the breaching Party written notice of the proposed termination of this Agreement (a "Breach Notice"), specifying the grounds therefor. An event of material breach by Nordion shall include without limitation, a failure by Nordion to meet the obligations as set forth in Section 4.1. Upon receipt of the Breach Notice, the breaching Party shall have sixty (60) days to respond by curing such breach within such cure period (or thirty (30) days with respect to failure by Corixa to pay any amounts hereunder when due, other than with respect to those amounts which Corixa in good faith disputes are due to Nordion). If the breaching Party does not cure such breach, the other Party may immediately terminate this Agreement. Termination of this Agreement pursuant to this Section shall not affect any other rights or remedies which may be available to the non-breaching Party. In the event of material breach by Corixa which is not remedied in accordance with this Section 11.4, Nordion shall be entitled to suspend supply of Labeled Drug in addition to any other recourse it may have.

         11.5 Termination for Failure to obtain BLA Approval. This Agreement may be terminated by either Party in the event that regulatory approval by the FDA for the commercial sale of Labeled Drug does not occur by January 1, 2005.

         11.6 Termination for Insolvency. A Party may terminate this Agreement upon the occurrence of either of the following:

                  (a) Involuntary Bankruptcy Filing. The other Party is subject to the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Party in an involuntary case under the Federal Bankruptcy Code in the United States of America or the Bankruptcy and Insolvency Act in Canada, as now constituted or hereafter amended, or any other applicable national, federal or state insolvency or other similar law and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

                  (b) Voluntary Bankruptcy Filing. The filing by the other Party of a petition for relief under the Federal Bankruptcy Code in the United States of America or the Bankruptcy and Insolvency Act in Canada, as now constituted or hereafter amended, or any other applicable federal or state insolvency or other similar law.

         11.7     Consequences of Expiration or Early Termination.

                  (a) Post-Expiration/Termination Supply. Upon expiration or early termination of this Agreement, Nordion (except if the Agreement is terminated by Nordion due to material breach by

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Corixa pursuant to Section 11.4 or termination for bankruptcy pursuant to section 11.6, in which case Nordion may elect to discontinue manufacture and supply of Labeled Drug) shall manufacture and supply, and Corixa shall purchase in accordance with the provisions hereof (provided that Nordion is able to manufacture Labeled Drug and is not prevented from manufacturing or supplying Labeled Drug for regulatory reasons or Force Majeure), any and all amounts of Labeled Drug ordered pursuant to a Firm Order by Corixa prior to the date on which such notice of termination is given; provided, however, that Corixa may cancel any such order and pay a cancellation fee if required by Section 9.2 of this Agreement.

                  (b) Post-Expiration/Termination Rights and Obligations. Upon expiration or termination of this Agreement for any reason, including, without limitation, termination pursuant to Sections 6 (Failure to Supply), 11.3 (termination by Corixa for convenience), 11.4 (breach), 11.5 (BLA non-approval),
11.6 (bankruptcy) or 16.8 (Force Majeure), in addition to the respective rights of each Party contained in this Agreement: (i) Nordion shall be entitled to receive and Corixa shall pay all amounts due and owing by Corixa, [*] by Corixa for all amounts Nordion owes to Corixa; (ii) Nordion shall, within seventy-five
(75) days after termination or expiration (subject to decontamination and/or disposal (if applicable)), return, except as provided below, the Corixa Equipment in Nordion's possession, provided that the transfer, decontamination and/or disposal costs of the Corixa Equipment shall be at Corixa's cost and expense unless the termination is by Corixa pursuant to Sections 6, 11.4 or 16.8, in which case Nordion shall pay for such transfer, decontamination and/or disposal costs; (iii) Nordion shall, within one hundred and twenty (120) days after termination or expiration, [*] (subject to any regulatory requirement to the contrary), excluding Nordion IP related [*] provided that preparation of the documents for delivery to Corixa in this subitem (iii) shall be at Corixa's cost and expense, unless the termination is by Corixa pursuant to Section 6, 11.4 or 16.8, in which case Nordion shall bear such costs, (iv) Nordion shall receive or retain ownership of the Hot Cells in accordance with Section 8.4; (v) Nordion shall return the BLA to Corixa, and (vi), Nordion shall return to Corixa all remaining B1 Antibody and CD-20 Antigen Cells; provided that such transfer shall be at Corixa's cost and expense unless the termination is by Corixa pursuant to
Section 6, 11.4 or 16.8, in which case Nordion shall pay for such transfer. Notwithstanding the foregoing, Nordion shall, for a period of one (1) year after termination or expiration of this Agreement, as soon as reasonably practicable but in no event later than thirty (30) days after receipt of written notice from Corixa, deliver to Corixa a copy of those records, reports and other documents within Nordion's possession or control that are required by the regulatory agency to be delivered or maintained by Corixa in order for Corixa to remain in compliance with applicable regulatory requirements in the Territory. If Corixa fails to acknowledge its intent to take delivery of the Corixa Equipment, B1 Antibody or CD-20 Antigen Cells, within thirty (30) days of the receipt of Nordion's notice of intention to ship such equipment, B1 Antibody, or CD-20 Antigen Cells and/or Corixa does not accept such shipment(s), all right, title and interest in and to such equipment shall immediately transfer to Nordion and Nordion shall destroy all B1 Antibody and CD-20 Antigen Cells in its possession or control.

                  (c) Survival. Upon expiration or termination of this Agreement, any claims or causes of action arising hereunder prior to such expiration or termination together with the rights and obligations of the Parties under Sections 1, 4.2, 5.7, 5.8, 5.9, 5.13, 8.3, 8.4, 9.6, 10.1 (b), (c)
and (d), 10.2, 10.3, 10.4, 11.3, 11.4, 11.7, 12, 13.1, 13.2, 13.3, 13.4, 13.5,
13.6, 14, 15 and 16 shall survive such expiration or termination in accordance with their terms.

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12.      Representations, Warranties and Disclaimers.

         12.1     Corixa. Corixa represents and warrants and covenants that:

                  (a) B1 Antibody and CD-20 Antigen Cells. The B1 Antibody and CD-20 Antigen Cells when supplied to Nordion shall (i) be manufactured in accordance with cGMP and all applicable FDA regulations, including, without limitation, the submission of appropriate regulatory documents, (ii) not be misbranded or otherwise of a nature that may not be introduced into United States interstate commerce, and (iii) meet the specifications respectively set out in Exhibit 1.6 and 1.16;

                  (b) Corixa IP. Except as set forth in Exhibit 12.1, as of the Effective Date and to Corixa's best information and belief, (i) Corixa is the owner or licensee of Corixa IP used in connection with this Agreement, (ii) the Corixa IP used in connection with this Agreement does not infringe any patents, copyright or other industrial or intellectual property rights of third parties, (iii) Corixa has the right to grant the license set forth in Section
10.1 and the right to permit Nordion to use the Corixa IP used in connection with this Agreement to carry out Nordion's obligations as contemplated herein, and (iv) Corixa has not received any notice or adverse claim of infringement of any patent contained in the Corixa IP used in connection with this Agreement; and

                  (c) Infringement. Except as set forth in Exhibit 12.1, as of the Effective Date, to the best of Corixa's knowledge, there are no intellectual property rights, including, without limitation, valid United States patents, that would be infringed by the manufacture, use or sale of Labeled Drug or the use of the Process. Notwithstanding the preceding sentence, Corixa makes no warranty with respect to intellectual property rights relating to any processes performed by Nordion hereunder except for that portion of any process contributed by Corixa.

         12.2     Nordion. Nordion represents and warrants and covenants that:

                  (a) Labeled Drug. Provided Corixa is in compliance with its warranty under Section 12.1, and provided the Labeled Drug is not subject to misuse, abuse or improper storage following delivery, the Labeled Drug, including, without limitation, any labeling and other packaging for the Labeled Drug, for the period from the date of manufacture to the expiry date set out on each vial of Labeled Drug, (i) will conform to the Specifications, (ii) has been manufactured, handled, stored, labeled, packaged and delivered in accordance with the Specifications and applicable standard operating procedures and this Agreement, (iii) has been manufactured, handled, stored, labeled, packaged and delivered in accordance with cGMP and all other applicable laws, regulations and other requirements of all applicable governmental entities in the Territory,
(iv) has been manufactured consistent with relevant sections of the IND or BLA, as applicable, and corresponding licenses, registrations, authorizations or approvals for Labeled Drug for each foreign jurisdiction, as previously advised by Corixa and agreed by the Parties, and (v) will not be (A) misbranded by Nordion within the meaning of the FD&C Act, or (B) of a nature that may not be introduced into United States interstate commerce. Furthermore, Nordion represents, warrants and covenants that it will comply with all Environmental Regulations.

                  (b) Nordion IP. As of the Effective Date, to Nordion's best information and belief, (i) Nordion is the owner of the Nordion IP used in connection with this Agreement, (ii) the Nordion IP used in connection with this Agreement does not infringe any patents, copyright or other industrial or

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intellectual property rights of third parties, (iii) Nordion has the right to use the Nordion IP used in connection with this Agreement to carry out its obligations as contemplated herein, (iv) Nordion has not received any notice of adverse claim or infringement of any patent relating to the Nordion IP used in connection with this Agreement, and (v) there is no action or proceeding pending or insofar as Nordion knows or ought to know, threatened against Nordion before any court, administrative agency or other tribunal which might have a material adverse effect on Nordion's business.

                  (c) Destroyed or Returned Items. Exhibit 1.28 provides a complete and accurate list of all items and equipment owned by Corixa which are located at the Nordion Site. Exhibit 12.2(c) contains a complete and accurate list of items or equipment, that as of the Effective Date, (i) were owned by Corixa but which have been destroyed or (ii) are owned by Corixa and have been returned to Corixa by or on behalf of Nordion.

         12.3 Mutual. Each Party hereby represents and warrants to the other that this Agreement is legal and valid and the obligations binding upon such Party are enforceable in accordance with their terms, and that the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which such Party may be bound, nor to its knowledge violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

         12.4 No Other Warranties. Except as expressly provided in this Agreement, neither Party makes any representations or warranties to the other Party and each Party disclaims all other warranties, whether express or implied, statutory or otherwise, including without limitation, any implied warranties of merchantability or fitness for a particular purpose.

13.      Indemnification.

         13.1     By Corixa.

                  (a) Indemnification Obligation. Subject to Nordion's compliance with Section 13.4, Corixa agrees to indemnify, defend and hold Nordion and its Affiliates and their respective directors, officers, employees and agents harmless from and against any damages, claims, liabilities and expenses, including, without limitation, reasonable attorneys' fees, resulting from any third party claims or suits ("General Claims Against Nordion") arising out of (i) the use, handling, shipment, marketing or sale of Labeled Drug, (ii) Corixa's breach of any of its covenants, warranties or representations hereunder, or (iii) Corixa's negligent acts or omissions or willful misconduct.

                  (b) Exceptions to Indemnification Obligations. Notwithstanding the foregoing, Corixa will not be required to indemnify, defend or hold Nordion or its Affiliates and their respective directors, officers, employees and agents harmless from and against any General Claims Against Nordion to the extent arising out of (i) Nordion's breach of any of its warranties or representations hereunder; (ii) Nordion's negligent acts or omissions or willful misconduct; (iii) any failure by Nordion to manufacture Labeled Drug to meet the Specifications; (iv) any failure of Nordion to manufacture, handle, store, label, package, or transport Labeled Drug in accordance with cGMP or any other applicable laws, regulations or other requirements of any applicable governmental entity in the Territory; or (v) any failure of Nordion to manufacture Labeled Drug consistent with the applicable sections of the IND or BLA, as applicable, and any corresponding licenses, registrations, authorizations or approvals in the Territory. Notwithstanding anything in this Section 13.1, General Claims Against Nordion shall not include IP Claims Against Nordion.

         13.2     By Nordion.

                  (a) Indemnification Obligation. Subject to Corixa's compliance with Section 13.4, Nordion agrees to indemnify, defend and hold Corixa and its Affiliates and their respective directors, officers, employees and agents harmless from and against any damages, claims, liabilities and expenses, including, without limitation, reasonable attorneys' fees, resulting from any third party claims or suits ("General Claims Against Corixa") arising out of (i) Nordion's manufacture, handling, storage, labeling, packaging or delivery of Labeled Drug; (ii) Nordion's breach of any of its covenants, warranties or representations hereunder; (iii) Nordion's negligent acts or omissions or willful misconduct; (iv) any failure by Nordion to manufacture Labeled Drug to meet the Specifications; (v) any failure of Nordion to manufacture, handle, store, label, package, or transport Labeled Drug in accordance with cGMP or any other applicable laws, regulations or other requirements of any applicable governmental entity in the Territory; or (vi) any failure of Nordion to manufacture Labeled Drug consistent with the applicable sections of the IND or BLA, as applicable, and any corresponding licenses, registrations, authorizations or approvals in the Territory.

                  (b) Exceptions to Indemnification Obligations. Notwithstanding the foregoing, Nordion will not be required to indemnify, defend and hold Corixa or its Affiliates and their respective directors, officers, employees and agents harmless from and against any General Claims Against Corixa to the extent arising out of (i) Corixa's breach of any of its warranties or representations hereunder, or (ii) Corixa's negligent acts or omissions or willful misconduct. Notwithstanding anything in this Section 13.2, General Claims Against Corixa shall not include IP Claims Against Corixa.

         13.3     Intellectual Property Claims.

                  (a) Indemnification by Nordion. Subject to Corixa's compliance with Section 13.4, Nordion agrees to indemnify, defend and hold Corixa and its Affiliates and their respective directors, officers, employees and agents harmless from and against any damages, claims, liabilities and expenses (including without limitation, reasonable attorneys' fees) resulting from any third party claims or suits arising out of any proceeding instituted by or on behalf of a third party based upon a claim that the Process used in manufacturing the Labeled Drug infringes a patent in the Territory or any other proprietary rights of a third party ("IP Claims Against Corixa"). Notwithstanding the foregoing, Nordion will not be required to indemnify, defend and hold Corixa or its Affiliates and their respective directors, officers, employees and agents harmless from and against any IP Claims Against Corixa arising out of the infringement of any third party intellectual property right by the manufacturing Process to the extent developed solely by Corixa.

                  (b) Indemnification by Corixa. Subject to Nordion's compliance with Section 13.4, Corixa agrees to indemnify, defend and hold Nordion and its Affiliates and their respective directors, officers, employees and agents harmless from and against any damages, claims, liabilities and expenses (including without limitation reasonable attorneys' fees) resulting from any third party claims or suits (including without limitation those claims and suits listed in Exhibit 12.1) arising out of any proceeding instituted by or on behalf of a third party based upon a claim that the manufacture, use or sale of

Labeled Drug infringes a patent in the Territory or any other proprietary rights of a third party ("IP Claims Against Nordion"). Notwithstanding the foregoing, Corixa will not be required to indemnify, defend and hold Nordion and its Affiliates and their respective directors, officers, employees and agents harmless from and against any IP Claims Against Nordion arising out of the infringement of any third party intellectual property right by any manufacturing processes to the extent (i) developed by Nordion, either alone or with one or more third parties, (ii) developed for Nordion by one or more third parties, or
(iii) jointly developed by Corixa and Nordion.

         13.4 Indemnification Procedures. A Party (the "Indemnitee") which intends to claim indemnification under this Section 13 or Section 10.1(d) shall promptly notify the other Party (the "Indemnitor") in writing of any action, claim or other matter (a "Claim") in respect of which the Indemnitee or any of its Affiliates, or any of their respective directors, officers, employees or agents intend to claim such indemnification; provided, however, the failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder, except to the extent the Indemnitor is prejudiced by such failure. The Indemnitee agrees to the complete control of the defense of such Claim by the Indemnitor. The Indemnitee, its Affiliates and their respective directors, officers, employees and agents shall cooperate fully with the Indemnitor and its legal representatives at the Indemnitor's sole cost and expense in the investigation and defense of any such Claim.

         13.5 Right to Participate in Defense. Without limiting Section 13.4, any Indemnitee shall be entitled to participate in, but not control, the defense of such Claims and to engage counsel of its choice for such purpose; provided, however, that such engagement shall be at the Indemnitee's own expense unless (a) the engagement thereof has been specifically authorized by the Indemnitor in writing, (b) the Indemnitor has failed to assume the defense and engage counsel in accordance with Section 13.4 (in which case the Indemnitee shall control the defense), or (c) in the reasonable judgment of Indemnitee's legal counsel, a material conflict of interest between the Indemnitee and the Indemnitor exists in respect of any such Claim, provided that, in any event, the other provisions of this Section 13 shall continue to apply to such Claim.

         13.6 Settlement. With respect to any losses relating solely to the payment of money damages in connection with a Claim covered by this Section 13 or Section 10.1(d) and that will not result in the Indemnitee's becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnitor shall have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnitor shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Claim, on such terms as the Indemnitor, in its sole discretion, shall deem appropriate. With respect to all other such Claims, where the Indemnitor has assumed the defense of such Claims in accordance with this Section 13, the Indemnitor shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Claims provided it obtains the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed). The Indemnitor shall not be liable for any settlement or other disposition that is reached without the prior written consent of the Indemnitor. Regardless of whether the Indemnitor chooses to defend or prosecute any third party claim, no Indemnitee or any of its Affiliates, or any of their respective directors, officers, employees or agents shall admit any liability with respect to, or settle, compromise or discharge, any such Claims without the prior written consent of the Indemnitor.

         13.7 Nordion Insurance. Nordion shall at all times during the term of this Agreement maintain in full force and effect with a reputable insurance carrier(s) the following policies of insurance:

                  (a) Commercial General Liability. Commercial General Liability Insurance, covering products liability, including bodily injury and property damage to third parties. The initial limits of coverage shall be a minimum of ten million US dollars ($10,000,000) per occurrence and in the aggregate for bodily injury/property damage (which insurance may be on a claims made or occurrence basis). Nordion and Corixa agree to, at least on an annual basis, review the coverage limits. Corixa shall be added as an additional insured on such general liability policy as its interest may appear. Nordion shall upon request provide to Corixa a certificate(s) of insurance evidencing such coverage. The policy shall contain a cross liability clause and shall provide for severability of interest such that breach of a policy condition by any one insured shall not affect the rights of the other insured.

                  (b) Property Insurance. Property Insurance covering damage to B1 Antibody and Corixa Equipment while it remains on Nordion's premises or in Nordion's possession and control, in amounts not less than the replacement cost thereof, and provided further that any such proceeds shall be used to repair or replace such damaged or destroyed assets. Such policy shall designate Corixa as a loss payee where its interests may appear in the event of any insured loss or damage to B1 Antibody or Corixa Equipment. Nordion shall upon request provide to Corixa a certificate(s) of insurance evidencing such coverage. The policy shall contain a cross liability clause and shall provide for severability of interest such that breach of a policy condition by any one insured shall not affect the rights of the other insured.

                  (c) Self Insurance; Termination of Insurance. Notwithstanding the foregoing with respect to such General Liability and/or Property Insurance policies, [*], provided that Nordion still must provide Corixa with a certificate regarding such insurance. In the event that any such insurance policy held by Nordion pursuant to this section is to be terminated or cancelled by the insurer or Nordion, Nordion shall (to the extent possible) provide notice to Corixa at least thirty (30) days prior to such termination or cancellation. Nothing in this section shall serve to limit in any way the indemnification provisions set out in this Agreement.

         13.8 Corixa Insurance. Corixa shall at all times during the term of this Agreement maintain in full force and effect with a reputable insurance carrier(s) the following policies of insurance:

                  (a) Commercial General Liability Insurance. Commercial General Liability Insurance, covering products liability, including bodily injury and property damage to third parties. The initial limits of coverage shall be a minimum of ten million US dollars ($10,000,000) per occurrence and in the aggregate for bodily injury/property damage (which insurance may be on a claims made or occurrence basis). Corixa and Nordion agree to, at least on an annual basis, review the coverage limits. Nordion shall be added as an additional insured on such general liability policy as its interest may appear. Corixa shall, upon request, provide to Nordion a certificate(s) of insurance evidencing such coverage. The policy shall contain a cross liability clause and shall provide for severability of interest such that breach of a policy condition by any one insured shall not affect the rights of the other insured.

                                      -31-
----------------------------------
* Confidential treatment requested.

                  (b) Property Insurance. Property Insurance covering damage to B1 Antibody, while the B1 Antibody remains on Corixa's premises or in Corixa's possession and control, in amounts not less than the replacement cost thereof, and provided further that any such proceeds shall be used to repair or replace such damaged or destroyed assets. The insurance policy shall designate Corixa as a loss payee where its interests may appear in the event of any insured loss or damage to B1 Antibody. Corixa shall upon request provide to Nordion a certificate(s) of insurance evidencing such coverage. The policy shall contain a cross liability clause and shall provide for severability of interest such that breach of a policy condition by any one insured shall not affect the rights of the other insured.

                  (c) Self Insurance; Termination of Insurance. Notwithstanding the foregoing with respect to such General Liability and/or Property Insurance policies, [*], provided that Corixa still must provide Nordion with a certificate regarding such insurance. In the event that any such insurance policy held by Corixa pursuant to this section is to be terminated or cancelled by the insurer or Corixa, Corixa shall, (to the extent possible) provide notice to Nordion at least thirty (30) days prior to such termination or cancellation. Nothing in this section shall serve to limit in any way the indemnification provisions set out in this Agreement.

14.      Confidentiality.

         14.1 Obligations. Except as set forth below, all information disclosed by one Party to the other Party in connection with this Agreement or the Previous Agreements hereunder shall be deemed to be the disclosing Party's "Confidential Information." Confidential Information shall include, but not be limited to, information relating to the B1 Antibody and the structure of Labeled Drug, any know-how relating to the process for the production of Labeled Drug, and the manufacturing cost and other financial arrangements made pursuant to this Agreement. Each Party agrees that it will take the same steps to protect the confidentiality of the other Party's Confidential Information as it takes to protect its own proprietary and confidential information, which shall in no event be less than reasonable steps. Each Party and its employees and agents shall protect and keep confidential and shall not use, publish or otherwise disclose to any third party, except as permitted by this Agreement, or with the other Party's written consent, the other Party's Confidential Information. Except as provided in Section 14.2, Corixa's Confidential Information includes, without limitation, the Corixa IP, the Specifications, the Process, and the content of Corixa's BLA and IND applications, except to the extent it contains Nordion Confidential Information. Except as provided in Section 14.2, Nordion's Confidential Information includes, without limitation, the Nordion IP (including improvements to Nordion IP), Isotope Specifications, and Background Technology (including improvements thereto). The content of this Agreement and Quality Policy Manual shall be deemed to be the Confidential Information of both Parties.

         14.2 Exceptions. For the purposes of this Agreement, Confidential Information shall not include such information that:

                  (a) Was already known to the receiving Party at the time of disclosure by the other Party, other than under an obligation of confidentiality; or

                  (b) Was generally available to the public or was otherwise part of the public domain at the time of disclosure or became generally available to the public or otherwise part of the public

-----------------------------------
* Confidential treatment requested.

domain after disclosure other than through any act or omission of the receiving Party in breach of this Agreement;

                  (c) Was lawfully disclosed to the receiving Party, other than under an obligation of confidentiality, by a third party who had no obligation not to disclose such information to others; or

                  (d) Was independently developed by or for the receiving Party without the aid, application or use of Confidential Information, as can be shown by the receiving Party through documentary evidence.

         14.3 Authorized Disclosure. Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary for prosecuting or defending against litigation, complying with applicable government laws or regulations or conducting preclinical or Clinical Trials, provided that if a Party is required by law or regulation to make any such disclosure of the other Party's Confidential Information, it will, except where impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, upon prior written approval of Nordion, Corixa may disclose, under a comparable obligation of confidentiality and on a need-to-know basis, information received under this Agreement to its other partners for the development or commercialization of Labeled Drug. Neither Party shall disclose Confidential Information of the other Party in any patent filings without the prior written consent of the other Party.

         14.4 External Communications. Subject to Section 5.9 governing communications of Complaints, Adverse Events and results of investigations related thereto to the public and/or regulatory authorities, any other press releases or other similar public communication by either Party relating to this Agreement shall be approved in advance by the other Party, which approval shall not be unreasonably withheld or delayed. Those press releases or other similar public communications required by applicable laws, regulations, rules or orders may be provided without advance written consent of the other party, provided (i) the communication is provided to such Party as soon as practicable after the release or communication thereof, and (ii) any such disclosure does not contain the Confidential Information of such Party. If such communication contains Confidential Information of a Party, such Party shall be entitled to receive the communication in advance of its release and, to the extent permitted by law, purge the communication of its Confidential Information. Any disclosures of information for which consent has previously been obtained (and information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement), shall not require advance approval.

         14.5 Survival. All obligations of confidentiality and non-use imposed upon the Parties under this Agreement shall expire ten (10) years after the expiration or termination of this Agreement.

15.      Governing Law; Dispute Resolution.

         15.1 Governing Law. This Agreement will be governed by, construed and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of law, as applied to contracts executed and performed in New York by New York residents. The application of the United Nations Convention for the International Sale of Goods is expressly excluded.

         15.2 Consent to Jurisdiction. Each of the Parties hereby submits to the nonexclusive jurisdiction of the United States federal and state courts located in the City, State and County of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that this Agreement may not be enforced in or by such courts or that its property is exempt or immune from jurisdiction execution or enforcement, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

         15.3     Dispute Resolution.

                  (a) Good Faith Negotiations. If the Parties fail to resolve any claim, dispute, or controversy ("Dispute") of whatever nature arising out of or relating to this Agreement (other than one relating to the validity, enforceability, infringement or misappropriation of intellectual property rights, which shall not be subject to this Section 15.3(a)), or concerning the interpretation, effect, termination, validity, performance, and/or breach of this Agreement, either Party may refer the Dispute, to such officers as the Parties may designate in writing from time to time, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. If such Dispute is not solved by the end of such thirty
(30) day period, the Parties shall be free to pursue any legal or equitable remedy available to them. Each Party will bear its own attorneys' fees and other costs and expenses.

                  (b) Intellectual Property. Notwithstanding anything to the contrary, any disputes regarding the validity, scope, enforceability, infringement or misappropriation of patents, copyright, trade secrets or trademarks shall be submitted to a court of competent jurisdiction in the territory in which such rights apply.

16.      General Provisions.

         16.1 Independent Contractors. Corixa and Nordion shall be independent contractors and shall not be deemed to be partners, joint venturers or each other's agents, and neither Party shall have the right to act on behalf of the other, except as is expressly set forth in this Agreement.

         16.2 Disclaimer of Consequential Damages. Except for damages arising out of a breach of Section 10 (Intellectual Property) or 14 (Confidentiality), in no event shall either Party be liable to the other Party or its Affiliates for indirect, contingent, incidental, special or consequential damages, including without limitation, any claim for damages based on lost profits, cost of capital, loss of business opportunity or loss of time.

         16.3     Entire Agreement; Amendment.

                  (a) Entire Agreement. This Agreement, which includes the attached Exhibits, contains the sole and entire understanding of the Parties related to its subject matter and supersedes all prior or contemporaneous oral or written agreements concerning the subject matter as of the Effective Date.

                  (b) Amendment. This Agreement cannot be changed orally and no modification of this Agreement will be recognized or have any effect, unless the writing in which it is set forth is signed by authorized representatives of Nordion and Corixa, nor will any waiver of any of the provisions of this Agreement be effective unless in writing and signed by the Party to be charged therewith.

                  (c) Survival Under Previous Agreements. The Parties agree that the Previous Agreements are hereby terminated and of no further force and effect. Notwithstanding the forgoing, Sections 8, 9, 14 and 21 of the Development Agreement, Sections 2.6(c), 5.3, 5.4, 11.2, 11.3, 11.5, 11.6 and
Article 7 of the Facilities Agreement and Sections 8.6, 9.3, 10.3, 10.4, 16.2, 16.4, 16.6 and Article 12 (except Sections 12.5 and 12.6) of the Previous Supply Agreement, shall survive in accordance with their terms.

         16.4 No Conflicts. To the extent that the terms of the Iodine Supply Agreement or the Quality Policy Manual are inconsistent with the terms of this Agreement, the terms of this Agreement shall govern.

         16.5 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Parties. Without the written consent of the other Party hereto, which shall not be unreasonably withheld, neither Party shall sell, transfer, assign, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either party may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other Party (a) to any Affiliate of such Party, subject to the assigning Party remaining jointly and severally liable under this Agreement with such Affiliate assignee or (b) to any third party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates; provided further that in any such event ((a) or (b)) such Affiliate assignee, third party assignee or surviving entity assumes in writing all of the assigning Party's obligations under this Agreement. Any purported assignment or transfer in violation of this Section shall be void ab initio and of no force or effect.

         16.6 Waiver. Failure or delay by either Party to enforce at any time any of the provisions of this Agreement shall not be construed as a waiver of its rights hereunder. Any waiver of a breach of any provision hereof shall not affect either Party's rights in the event of any additional breach.

         16.7 Notice. All notices under this Agreement must be made in writing and mailed or delivered to the following:

         Corixa:           Corixa Corporation
                           1124 Columbia Street, Suite 200
                           Seattle, WA 98104 U.S.A.
                           Attn: Chief Executive Officer
                           Copy: General Counsel

         Nordion:.         MDS Nordion.
                           447 March Road
                           Ottawa, Ontario K2K 1X8 CANADA
                           Attn: Senior Vice President, Nuclear Medicine
                           Copy: General Counsel

         16.8 Force Majeure. If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, including, without limitation, Section 6, is prevented, restricted, interfered with or delayed by reason of an event of Force Majeure, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent and for the duration of such prevention, restriction, interference or delay; provided, however, that the affected Party shall use commercially reasonable efforts to avoid or remove such event of Force Majeure and shall continue performance with the utmost dispatch whenever such causes are removed. In the event a Force Majeure prevents either Party from carrying out its obligations for a period in excess of sixty (60) days, then the other Party may terminate this Agreement upon thirty (30) days prior written notice; provided, however, that any such termination by Corixa shall not be deemed a termination under Section 11.3. Without limiting the generality of the foregoing and for the avoidance of doubt, a Force Majeure event affecting Nordion shall result in a reduction of the applicable minimum purchase commitment provided for in Section 3.1(g).

         16.9 Definition of Force Majeure. "Force Majeure" shall mean an event beyond the reasonable control of a Party which prevents, delays or interferes with the performance by such Party of any of its obligations hereunder, if such event occurs by reason of: an act of God; flood; fire; explosion; casualty or accident; war; revolution; civil commotion; acts of public enemies; blockade or embargo; terrorist act; or any law, order or proclamation of any government; failure of suppliers to provide materials, services, equipment or machinery; interruption of or delay in transportation; strike or labor disruption; or any other cause, whether similar or dissimilar to those above enumerated.

         16.10    No Subcontracting.

                  (a) Prohibition. Under no circumstances will Nordion subcontract out to a third party all or any part of the development, manufacturing or testing of (i) Labeled Drug, or (ii) the B1 Antibody without the prior written consent of Corixa.

                  (b) Exceptions. Except as set forth in subsection (a), Nordion may subcontract out to a third party the development, manufacturing or testing of any materials used in the manufacture of Labeled Drug, provided that
(i) Nordion provides Corixa with prior written notice of such subcontracting arrangement and any subsequent changes thereto, (ii) Corixa may audit Nordion's subcontractor qualification criteria and review Nordion's subcontractor audits, and (iii) Corixa may direct a replacement of such subcontractor in its reasonable discretion and reimburse Nordion for all incremental costs associated with such replacement, unless such direction from Corixa is due to a failure to perform by such subcontractor.

         16.11 Headings. The headings herein are for the purpose of convenience of reference only and are not intended to define or limit the contents of this Agreement.

         16.12 Remedies. All remedies contained herein shall be cumulative and in addition to any other rights or remedies that may be available to such Party.

         16.13 Time is of the Essence. Any reference to a specific number of days or to the "delivery" or "Release" of any item or to any action which is required to be taken hereunder shall be interpreted in the context that time is of the essence in this Agreement.

         16.14 Cooperation. Each of he Parties shall, and shall cause their respective Affiliates, if applicable, to cooperate with the other with respect to the filing and maintenance of any and all regulatory approvals relating to Labeled Drug required by any relevant governmental agency or entity. Upon reasonable request of a Party, such cooperation shall include access during normal business hours afforded to the records and information that are reasonably relevant to such approvals, and making employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Party seeking regulatory approval shall reimburse the other Party for all its reasonable out-of-pocket expenses in connection therewith.

         16.15 Advice of Legal Counsel. Each Party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against either Party by reason of the drafting or preparation thereof.

         16.16 Severability. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The Parties agree to replace any invalid provision or parts thereof by new provision(s) which closely approximate the economic and proprietary results intended by the Parties.

         16.17 Currency. All amounts set out in this Agreement shall be in United States dollars.

         16.18 Compliance. This Agreement shall be carried out in compliance with all applicable laws, rules, regulations and orders of federal, state, provincial, territorial or local governments and in compliance with the applicable by-laws and/or articles of the Parties.

                  [Remainder of Page Intentionally Left Blank]

         16.18 Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which shall together constitute one document.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first written above.

MDS (CANADA) INC., through its division,      CORIXA CORPORATION
MDS NORDION

By:    /s/ Iain Trevena                              By:  /s/ Michelle Burris
   ------------------------------                       ------------------------
Name:  Iain Trevena                           Name:  Michelle Burris
Title: Senior Vice President,                 Title: Senior Vice President and
       Nuclear Medicine                              Chief Financial Officer

                                              COULTER PHARMACEUTICAL, INC.

                                              By:    /s/ Michelle Burris
                                                 -------------------------------
                                              Name:  Michelle Burris
                                              Title: Chief Financial Officer

                                   Exhibit 1.6
                           B1 Antibody Specifications

Attribute        Test Method        Specification
   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

-----------------------------------
* Confidential treatment requested.

B1 Antibody Specifications (cont's) End of Shelf-Life Specifications:

Attribute        Test Method        Specification
   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

   [*]               [*]                 [*]

* Performed at Packaged Bulk expiry

-----------------------------------
* Confidential treatment requested.

                                  Exhibit 1.16
                        CD-20 Antigen Cells Specification

=================================================
Attribute        Test Method        Specification
=================================================
   [*]               [*]                 [*]
=================================================

B-1 Antibody End of Shelf-Life Specifications

=================================================
Attribute        Test Method        Specification
=================================================
   [*]               [*]                 [*]
=================================================

-----------------------------------
* Confidential treatment requested.

                                  Exhibit 1.28
                                Corixa Equipment

                    [Attached in Separate Excel Spreadsheet]

                                Corixa Equipment

PURCH     YR IN                       MDSN
 YEAR      SRV      PO#     PS#     INVOICE #     VENDOR     DESCRIPTION     FACILITY     COMMENTS
-----     -----     ---     ---     ---------     ------     -----------     --------     --------
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]
[*]       [*]       [*]     [*]     [*]           [*]        [*]             [*]          [*]

-----------------------------------
* Confidential treatment requested.

                                 Exhibit 1.61(a)
                [*] ISOTOPE SPECIFICATIONS (SODIUM IODIDE I-131)

--------------------------------
Characteristic
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------

     [*]

-----------------------------------
* Confidential treatment requested.

                                 Exhibit 1.61(b)
                [*] Isotope Specifications (Sodium Iodide I-131)

--------------------------------
Characteristic
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------
      [*]                    [*]
--------------------------------

     [*]

-----------------------------------
* Confidential treatment requested.

                                  Exhibit 1.86
                                 Specifications

================================================================================
                Labeled Drug Dosimetric Dosage Form (960702.SPE)
================================================================================

     [*]

-----------------------------------
* Confidential treatment requested.

================================================================================
                Labeled Drug Therapeutic Dosage Form (960703.SPE)
================================================================================

     [*]

-----------------------------------
* Confidential treatment requested.

                                   Exhibit 3.1
                       Forecasts and Firm Order Schematic

-------------------------------------------------------------------------------------------
        [*]                             [*]                                    [*]
-------------------------------------------------------------------------------------------
                              [*]                 [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                           [*]
-------------------------------------------------------------------------------------------
[*]                           [*]                                                       [*]
-------------------------------------------------------------------------------------------
[*]                           [*]                 [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                           [*]                 [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                           [*]                 [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                           [*]                 [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                           [*]                 [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                           [*]                 [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                           [*]                 [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                                               [*]                [*]                [*]
-------------------------------------------------------------------------------------------
[*]                                               [*]                [*]                [*]
-------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

                                   Exhibit 5.3

                              QUALITY POLICY MANUAL

            [To be finished following execution of this Agreement.]

                                 Exhibit 5.12(b)

                            CONFIDENTIALITY AGREEMENT
                      (Corixa, Affiliates, Representatives)

TO:      MDS Nordion, a division of MDS (Canada) Inc.
         447 March Road
         Ottawa, ON K2K 1X8
         Canada

         ("Nordion")

WHEREAS:

(i) Corixa Corporation and Coulter Pharmaceutical, Inc., (collectively referred to as "Corixa") and Nordion, have entered into a Bexxar Supply Agreement dated as of the ____ day of ____ 2003 (the "Agreement"),

(ii)     Pursuant to and in accordance with the terms and conditions of section
         5.12 (b) of the Agreement Corixa, its Affiliates and representatives as mutually agreed, shall have access to Nordion's I-131 labeled B-1 Antibody ("Labeled Drug") manufacturing facility (the "Facility") and related Labeled Drug procedures, and

(iii) Pursuant to the Agreement it has been agreed that access to the Facility by such persons shall only be permitted by Nordion subject to execution of a confidentiality agreement.

NOW, THEREFORE, in consideration of Nordion permitting ___________________, ("Recipient") having place of business at ____________, access to the Facility, Recipient agrees and undertakes as follows:

1.       Preservation of Confidential Information

         Recipient agrees to preserve as confidential all Confidential Information which it may obtain while having access to Nordion's plant, the Facility and/or to Nordion's Labeled Drug procedures.

2.       Permissible Disclosure

         The Confidential Information shall only be used for the purpose of observation of the Process (as defined in the Agreement), and/or audit for determination of compliance of the Facility to specifications, cGMPs and other regulatory requirements as related to Labeled Drug and not for any other use or purpose, commercial or otherwise (the "Purpose"). Recipient shall not without the prior written consent of Nordion, disclose any of the Confidential Information to any third party, save to Recipient's directors, officers, or employees who have a need to know such information to accomplish the Purpose and who shall be informed of the confidential nature of the information and who shall be bound by a similar obligation of confidentiality.

3.       Return of Confidential Information

         All right title and interest in and to the Confidential Information shall be retained by Nordion. All Confidential Information including copies, summaries and notes related thereto, shall be promptly surrendered to Nordion upon expiration or termination of this agreement or such earlier date as requested by Nordion in writing.

4.       Limitations of Confidentiality

         "Confidential Information" means all information, whether disclosed orally, in writing, via other media or tangible form, or obtained by observation or inspection, concerning the functionality and operations of Nordion's plant, Facility layout, Nordion's data, trade secrets, patents, software, processes, methods, know how, technical information, designs, drawings, formulas, concepts, reports, product development activities, material samples, business plans, forecasts, marketing plans, customer and supplier lists, business strategies and financial information, and such other information as by its nature or designation is confidential or proprietary information.

         Notwithstanding the foregoing "Confidential Information" shall not include information which:

         (a) at the time of disclosure to the Recipient is or thereafter becomes part of the public domain through no act or omission of Recipient or its employees, agents or representatives,

         (b) at the time of disclosure to the Recipient has been or thereafter is lawfully disclosed to Recipient by a person under no obligation of confidentiality to Nordion with respect to such information,

         (c) is independently developed as shown by written records, by an agent or employee of the Recipient having no knowledge of or access to any Confidential Information disclosed hereunder,

         (d) is required to be disclosed due to judicial process or authority, provided that Recipient shall provide Nordion prompt written notice thereof in order to permit Nordion to seek a protective order,

         (e) was known to Recipient, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure,

         (f)      is disclosed with the prior written approval of Nordion, or

         (g) is disclosed generally to third parties by Nordion without restrictions similar to those contained in this Agreement.

         The Recipient shall have the burden of demonstrating that information which would otherwise constitute Confidential Information is within the scope of the above exceptions to confidentiality.

5.       Term

         Recipient shall maintain the Confidential Information in confidence for a period of ten (10) years from the date of signature set out below. This agreement may be terminated by either party at any time upon written notice to the other party. Termination of this agreement shall not affect

         Recipient's continuing obligations hereunder, with respect to Confidential Information received up to the date of termination.

6.       Injunctive Relief

         Recipient acknowledges that the Confidential Information constitutes and contains confidential and proprietary information of a special and unique nature and value. Recipient also acknowledges that Nordion may suffer irreparable harm in the event of breach of Recipient's obligations and that monetary damages may be inadequate to compensate Nordion for such breach. Recipient accordingly agrees that in the event of a breach or threatened breach of its obligations under this Agreement, Nordion shall in addition to any other remedies available, be entitled to seek injunctive relief.

7.       No License

         The disclosure of Confidential Information to Recipient shall not be construed as granting Recipient any right or license with respect to the Confidential Information.

8.       Severability

         This agreement contains the entire agreement with respect to its subject matter and no modification or waiver shall be binding unless set out in writing. If any provision of this agreement is held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other portion of this agreement and there shall be deemed substituted therefor such provision as will most fully realize the intent of the parties expressed in this agreement to the fullest extent permitted by applicable law.

9.       Assignment

         This agreement shall not be assigned by Recipient in whole or in part without the prior written consent of Nordion and shall be binding upon the parties, their respective successors and permitted assigns.

10.      Applicable Law

         This Agreement will be governed by, construed and enforced in accordance with the laws of the the Province of Ontario, Canada without regard to principles of conflicts of law.

IN WITNESS whereof the Recipient has executed this Agreement as of the _____ day of _____.

(RECIPIENT)

By: ___________________________

                                 Exhibit 5.12(c)

                 Person In the Plant Roles and Responsibilities

         Employees of Corixa shall have reasonable access to the Nordion Site and related procedures as required to perform the following functions:

         A) The PIP will be managed by and report to the head of operations for Labeled Drug at Corixa. Nordion will provide the PIP appropriate office space (the current office space used by Corixa will fulfill this requirement; provided that Nordion reserves the right to substitute an alternative space should the need arise) and office equipment support (telephone, fax machine, e-mail). Nordion will provide training to such PIP in order that such PIP becomes reasonably familiar with the Process.

         B) The PIP's primary responsibility will be to act as a liaison and interface between Corixa and Nordion and the PIP's functions and responsibilities shall include but not be limited to the following:

(1) The PIP will be responsible for maintaining knowledge of day to day activities at Nordion with respect to Labeled Drug, for the purpose of maintaining Corixa management apprised of Labeled Drug activities, operations and performance indicators.

(2) The PIP shall serve as a senior technical resource at Nordion's site.

(3) The PIP will be included in those portions of internal Nordion meetings related to Labeled Drug.

(4) It will be the responsibility of the PIP to assist the Nordion team, as applicable, in establishing and achieving specific measurable process/quality improvements in the Process.

(5) The PIP will assist in developing the preventative maintenance program for all Corixa Equipment at Nordion, and will also monitor the condition of the Corixa Equipment.

                              Exhibit 5.12 (c)(vi)


                            CONFIDENTIALITY AGREEMENT
                              (Person in the Plant)


TO:            MDS Nordion, a division of MDS (Canada) Inc.
               447 March Road
               Ottawa, ON  K2K 1X8
               Canada

               ("Nordion")

WHEREAS:

(iv) Corixa Corporation and Coulter Pharmaceutical Inc., (collectively referred to as "Corixa") and Nordion, have entered into a Bexxar Supply Agreement dated as of the ____ day of ____ 2003 (the "Agreement"),

(v) Pursuant to and in accordance with the Agreement, Corixa, is entitled to establish a Corixa employee at Nordion's plant to carry out the function and purpose of the Person in the Plant ("PIP"), as described in exhibit 5.12 (c) attached,

(vi) The PIP shall have access to Nordion's plant, Nordion's I-131 labeled B-1 Antibody ("Labeled Drug") manufacturing facility (the "Facility") and related Labeled Drug procedures,

(vii) Pursuant to the Agreement it has been agreed that access by the PIP to Nordion's plant and Facility shall only be permitted by Nordion subject to execution of a confidentiality agreement by such PIP,

(viii) Corixa has acknowledged and consented as evidenced by its signature hereunder, that the Recipient, employee of Corixa, be appointed to act as the PIP, and

(ix) Recipient has accepted such appointment to act as the PIP.



NOW, THEREFORE, in consideration of Nordion permitting _________, (the "Recipient") residing at____________, access to Nordion's plant and the Facility, Recipient agrees and undertakes as follows:


1.       Preservation of Confidential Information

         The Recipient agrees to preserve as confidential all Confidential Information which it may obtain while having access to Nordion's plant, the Facility and/or to Nordion's Labeled Drug procedures and processes.

2.       Permissible Use and Disclosure

         The Confidential Information shall only be used by Recipient for the purpose of carrying out the specific function and purpose of the PIP as described in exhibit 5.12(c) of the Agreement (attached) and not for any other use or purpose, commercial or otherwise. Additionally such Recipient, (as an employee of Corixa), may only disclose such of the Confidential Information to Corixa's directors, officers, or other employees of Corixa who have a need to know such information and only to the extent required to fulfill the specific function and purpose of the PIP. The Recipient acknowledges that in being provided access to Nordion's plant and in carrying out the PIP function and purpose at the Facility, that he may gain access or be privy (advertently or inadvertently) to Nordion Confidential Information unrelated to Labeled Drug and/or the function or purpose of the PIP. The Recipient agrees that under no circumstance, shall the Recipient disclose such information to any third party (including but not limited to Corixa, its directors and employees) or use such information for any purpose, commercial, personal or otherwise.

3.       Return of Confidential Information

         All right title and interest in and to the Confidential Information shall be retained by Nordion. All Confidential Information including copies, summaries and notes related thereto, shall be promptly surrendered to Nordion upon expiration or termination of this agreement or such earlier date as requested by Nordion in writing.

4.       Limitations of Confidentiality

         "Confidential Information" means all information, whether disclosed orally, in writing, via other media or tangible form, or obtained by observation or inspection, concerning the functionality and operations of Nordion's plant, Facility layout, Nordion's data, trade secrets, patents, software, processes, methods, know how, technical information, designs, drawings, formulas, concepts, reports, product development activities, material samples, business plans, forecasts, marketing plans, competitor information, customer/business information, customer and supplier lists, business strategies and financial information, and such other information as by its nature or designation is confidential or proprietary information.

         Notwithstanding the foregoing "Confidential Information" shall not include information which:

         (a) at the time of disclosure to the Recipient is or thereafter becomes part of the public domain through no act or omission of Recipient, its employer, agents or representatives,

         (b) at the time of disclosure to the Recipient has been or thereafter is lawfully disclosed to Recipient by a person under no obligation of confidentiality to Nordion with respect to such information,

         (c) is required to be disclosed due to judicial process or authority, provided that Recipient shall provide Nordion prompt written notice thereof in order to permit Nordion to seek a protective order,

         (d) was known to Recipient, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure,

         (e)      is disclosed with the prior written approval of Nordion, or

         (f) is disclosed generally to third parties by Nordion without restrictions similar to those contained in this Agreement.

         The Recipient shall have the burden of demonstrating that information which would otherwise constitute Confidential Information is within the scope of the above exceptions to confidentiality.

5.       Term

         Recipient shall maintain the Confidential Information in confidence for a period of ten (10) years from the date of signature set out below. This agreement may be terminated by either party at any time upon written notice to the other party. Termination of this agreement shall not affect Recipient's continuing obligations hereunder, with respect to Confidential Information received up to the date of termination.

6.       Injunctive Relief

         Recipient acknowledges that the Confidential Information constitutes and contains confidential and proprietary information of a special and unique nature and value. Recipient also acknowledges that Nordion may suffer irreparable harm in the event of breach of Recipient's obligations and that monetary damages may be inadequate to compensate Nordion for such breach. Recipient accordingly agrees that in the event of a breach or threatened breach of its obligations under this Agreement, Nordion shall in addition to any other remedies available, be entitled to seek injunctive relief.

7.       No License

         THE DISCLOSURE OF CONFIDENTIAL INFORMATION TO RECIPIENT SHALL NOT BE CONSTRUED AS GRANTING RECIPIENT ANY RIGHT OR LICENSE WITH RESPECT TO THE CONFIDENTIAL INFORMATION.

8.       Severability

         This agreement contains the entire agreement with respect to its subject matter and no modification or waiver shall be binding unless set out in writing. If any provision of this agreement is held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other portion of this agreement and there shall be deemed substituted therefor such provision as will most fully realize the intent of the parties expressed in this agreement to the fullest extent permitted by applicable law.

9.       Assignment

         This agreement shall not be assigned by Recipient in whole or in part without the prior written consent of Nordion and shall be binding upon the parties, their respective successors and permitted assigns.

10.      Prior Legal Advice

         Recipient acknowledges that he has been advised to seek independent legal advice prior to entering into this agreement.

11.      Applicable Law

         This Agreement will be governed by, construed and enforced in accordance with the laws of the Province of Ontario, Canada without regard to principles of conflicts of law.

IN WITNESS whereof the Recipient has executed this agreement as of the ___day of ___, .




By:_______________________
                                    Recipient

Acknowledged and Consented to this _ day of ____  by:


Corixa Corporation

By: ____________________


Coulter Pharmaceutical, Inc.


By: ____________________

                                    Exhibit 7

                               STATEMENTS OF WORK

[*]

-----------------------------------
* Confidential treatment requested.

                         EXHIBIT 9.1 BATCH PRICING ($US)

[*]

------------------------------------------------------------------------------------------------------------------------
                           [*]                                 [*]                                 [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
                  [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------

[*]

------------------------------------------------------------------------------------------------------------------------
                           [*]                                     [*]                                  [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
                  [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
[*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]      [*]
------------------------------------------------------------------------------------------------------------------------
                                                                                                                     [*]
------------------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

                                  Exhibit 12.1
                          Schedule of Claims and Suits

1. On September 10, 2001, IDEC Pharmaceuticals ("IDEC") filed a complaint against Corixa and the University of Michigan in the US District Court for the Southern District of California, case docket #01CV1637IEG (RBB), seeking to invalidate seven of Corixa's US patents (US Patent Nos. 5,595,721, 5,843,398, 6,015,542, 6,022,521, 6,090,365, 6,251,362, and 6,287,537) that claim compositions of matter comprising Bexxar(R) and methods of treating B-cell non-Hodgkin's lymphoma with same therapy. (There are no foreign counterparts to these patents.) On September 11, 2001, Corixa and the University of Michigan filed a counterclaim against IDEC in the US District Court for the District of Delaware, asserting that IDEC's marketing of its product, Zevalin(R) (a murine, radiolabeled, anti-CD20 antibody), infringes four of the seven Corixa US patents-in-suit in the suit that IDEC filed (US Patent Nos. 5,595,721, 6,015,542, 6,090,365, and 6,287,537). On July 16, 2002, following an order transferring the second case to the US District Court for the Southern District of California, these two actions were consolidated and are still pending in the US District Court for the Southern District of California.

2. On June 2, 2003, IDEC moved to amend its complaint to add a claim for declaratory judgment relief of non-infringement and invalidity of our US Patent No. 6,565,827. Issued Patent No. 6,565,827 covers composition of matter used in the treatment of B-cell non-Hodgkin's lymphoma. Also on June 2, 2003, IDEC filed a separate lawsuit in the US District Court for the Southern District of California, seeking declaratory judgment of non-infringement and invalidity of issued Patent No. 6,565,827.

3. On February 25, 2003, IDEC filed a complaint against Corixa and GlaxoSmithKline, case docket #03CV00380J, for patent infringement of the US Reissue patent, US RE38,008, which claims methods of enhancing the delivery of conjugated antibodies to solid tumor target cells. (There are equivalent patents to US RE 38,008 that have issued in Canada and in the European Union, but IDEC has not filed suit against Corixa or GlaxoSmithKline on either of these patents).

                                 Exhibit 12.2(c)
                           Returned or Destroyed Items

Purch      Yr In                          MDSN
Year        Srv       PO#      PS#      Invoice #          Vendor             Description                 Facility         Comments
-----      -----      ---      ---      ---------          ------             -----------                 --------         --------


[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]
[*]        [*]         [*]     [*]        [*]               [*]                 [*]                          [*]             [*]


---------------
*Confidential treatment requested.